                        NATIONWIDE LIFE INSURANCE COMPANY
                                   Home Office
                                 P.O. Box 182437
                    Columbus, Ohio 43218-2437, 1-800-325-6434
                               TDD 1-800-238-3035
           MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS
                   ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY
                    THROUGH ITS NATIONWIDE VARIABLE ACCOUNT-9

The Contracts described in this prospectus are Modified Single Purchase Payment Contracts and such Contracts may be issued as either individual or group Contracts. In those states where Contracts are issued as group contracts, references throughout this prospectus to "Contract(s)" will also mean "Certificate(s)."

The Contracts are sold as either: Non-Qualified Contracts; as Investment-Only Contracts issued to Qualified Pension, Profit-sharing or Stock Bonus Plans as defined by Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"); as IRAs with contributions rolled-over or transferred from certain tax-qualified plans such as Qualified Plans, Tax Sheltered Annuity Plans or IRAs; Roth IRAs; or as Tax Sheltered Annuities with contributions rolled over or transferred from other Tax-Sheltered Annuity Plans. Annuity payments under the Contracts are deferred until a selected later date.

Purchase Payments are allocated to the Nationwide Variable Account-9 ("Variable Account"), a separate account of Nationwide Life Insurance Company (the "Company"). The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The Variable Account uses its assets to purchase shares at Net Asset Value in one or more of the following Underlying Mutual Fund options:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS
     American Century VP Income & Growth                  American Century VP International
                                      American Century VP Value
                                               DREYFUS
                          The Dreyfus Socially Responsible Growth Fund, Inc.
                                    Dreyfus Stock Index Fund, Inc.
                  Dreyfus Variable Investment Fund - Capital Appreciation Portfolio
                              FIDELITY VARIABLE INSURANCE PRODUCTS FUND
    VIP Equity-Income Portfolio: Service Class               VIP Growth Portfolio: Service Class
    VIP High Income Portfolio: Service Class*              VIP Overseas Portfolio: Service Class
                             FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                              VIP II Contrafund Portfolio: Service Class
                            FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
                        VIP III Growth Opportunities Portfolio: Service Class
                                            MORGAN STANLEY
                Morgan Stanley Universal Funds, Inc. - Emerging Markets Debt Portfolio
 Van Kampen American Capital Life Investment Trust - Morgan Stanley Real Estate Securities Portfolio
                                  NATIONWIDE SEPARATE ACCOUNT TRUST
                     Capital Appreciation Fund             Government Bond Fund
                              Money Market Fund        Total Return Fund
                                       Nationwide Balanced Fund
                                    Nationwide Equity Income Fund
                                    Nationwide Global Equity Fund
                                  Nationwide High Income Bond Fund*
                                  Nationwide Multi Sector Bond Fund*

                               Nationwide Select Advisers Mid Cap Fund
                                   Nationwide Small Cap Value Fund
                                    Nationwide Small Company Fund
                                   Nationwide Strategic Growth Fund
                                   Nationwide Strategic Value Fund
                             NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                   AMT Guardian Portfolio              AMT Mid-Cap Growth Portfolio
                                        AMT Partners Portfolio
                                  OPPENHEIMER VARIABLE ACCOUNT FUNDS
        Oppenheimer Aggressive Growth Fund (formerly "Oppenheimer Capital Appreciation Fund")
            Oppenheimer Growth Fund                  Oppenheimer Growth & Income Fund
                                  VAN ECK WORLDWIDE INSURANCE TRUST
                Worldwide Emerging Markets Fund             Worldwide Hard Assets Fund
                                         WARBURG PINCUS TRUST
                     Growth & Income Portfolio      International Equity Portfolio
                                    Post-Venture Capital Portfolio

*These Underlying Mutual Funds may invest in lower quality debt securities commonly referred to as junk bonds.

This prospectus provides you with the basic information you should know about the Contracts issued by the Variable Account before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998 containing further information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission ("SEC"). You can obtain a copy without charge from the Company by calling 1-800-325-6434, or by writing P.O. Box 182437, Columbus, Ohio 43218-2437.

Purchase Payments not allocated to the Variable Account may be allocated to either the Fixed Account or to the Guaranteed Term Options ("GTOs"). GTOs are available under the Contracts described in this prospectus and provide for the crediting of a guaranteed interest rate over a selected period (three, five, seven or ten years), so long as no Distributions occur prior to the end of the period. Prospectuses for the GTOs, as well as for each of the Underlying Mutual Fund options identified above, can be obtained without charge by calling 1-800-325-6434, TDD 1-800-238-3035, or by writing to P.O. Box 182437, Columbus,
Ohio, 43218-2437. PLEASE NOTE THAT GTOS AND OTHER BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR CONTRACT FOR SPECIFIC BENEFIT INFORMATION.

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY ADVISER OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISKS WHICH MAY INCLUDE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SEC MAINTAINS A WEB SITE, WWW.SEC.GOV, THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION AS WELL AS ANY MATERIAL INCORPORATED BY REFERENCE RELATING TO THIS PROSPECTUS.

INFORMATION ABOUT THIS PRODUCT AND OTHER BEST OF AMERICA PRODUCTS CAN BE OBTAINED ON THE WORLD-WIDE WEB AT WWW.BESTOFAMERICA.COM.

THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 44 OF THE PROSPECTUS.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT- The person designated to receive annuity payments at Annuitization and upon whose continuation of life any annuity payments involving life contingencies depends. This person must be age 85 or younger at the time of Contract issuance unless the Company has approved a request for an Annuitant of greater age. The Annuitant may be changed prior to the Annuitization Date with the consent of the Company.

ANNUITIZATION- The period during which annuity payments are received.

ANNUITIZATION DATE- The date on which annuity payments commence.

ANNUITY COMMENCEMENT DATE- The date on which annuity payments are scheduled to commence. The Annuity Commencement Date is shown on the Data Page of the Contract. The Annuity Commencement Date may be changed by the Contract Owner with the consent of the Company.

ANNUITY PAYMENT OPTION- The chosen form of annuity payments. Several options are available under the Contract.

ANNUITY UNIT- An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY- The person designated to receive certain benefits under the Contract when the Annuitant dies prior to the Annuitization Date. The Beneficiary can be changed by the Contract Owner as set forth in the Contract.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

CONTINGENT ANNUITANT- The person who may be the recipient of certain rights or benefits under this Contract when the Annuitant dies before the Annuitization Date. If a Contingent Annuitant is designated and the Annuitant dies before the Annuitization Date, the Contingent Annuitant becomes the Annuitant. A Contingent Annuitant may not be named for Contracts issued as IRAs, Roth IRAs or Tax Sheltered Annuities.

CONTINGENT BENEFICIARY- The person designated to be the Beneficiary if the named Beneficiary is not living at the time of the death of the Annuitant.

CONTINGENT OWNER- A Contingent Owner succeeds to the rights of the Contract Owner upon the Contract Owner's death before Annuitization. For Contracts issued in the State of New York, references throughout this prospectus to "Contingent Owner" will mean "Owner's Beneficiary." A Contingent Owner may not be named for Contracts issued as IRAs, Roth IRAs or Tax Sheltered Annuities.

CONTRACT- The Modified Single Premium Deferred Variable Annuity Contract described in this prospectus.

CONTRACT ANNIVERSARY- An anniversary of the Date of Issue of the Contract.

CONTRACT OWNER- The person or entity who possesses all rights under the Contract, including the right to designate and change any designations of the Contract Owner, Contingent Owner, Annuitant, Contingent Annuitant, Beneficiary, Contingent Beneficiary, Annuity Payment Option, and the Annuity Commencement Date. The Contract Owner is the person or entity named as Owner on the Data Page, unless changed.

CONTRACT VALUE- The sum of the value of all Accumulation Units attributable to the Contract, plus any amount held in the Fixed Account, plus any amount held under GTOs, which may be subject to a Market Value Adjustment.

CONTRACT YEAR- Each year the Contract remains in force commencing with the Date of Issue.

DATE OF ISSUE- The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT- The benefit which is payable upon the death of the Annuitant or the Contingent Annuitant, if applicable. This benefit does not apply upon the death of the Contract Owner when the Contract Owner and Annuitant are not the same person. If the Annuitant dies after the Annuitization Date, any benefit that may be payable will be as specified in the Annuity Payment Option elected.

DISTRIBUTION- Any payment of part or all of the Contract Value.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

FIXED PAYMENT ANNUITY- An annuity providing for payments which are guaranteed by the Company as to dollar amount during Annuitization.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUARANTEED TERM OPTION ("GTO")- An investment option offered under the Contract which provide a guaranteed interest rate over certain maturity durations (three, five, seven and ten years) so long as certain conditions are met. Amounts allocated to a GTO may be subject to a Market Value Adjustment ("MVA") if distributed for any reason prior to the end of the selected term, resulting in an upward or downward adjustment in the Distribution proceeds. GTOs are not part of the Variable Account (or the Fixed Account) and are not subject to Variable Account charges but may be subject to CDSC if otherwise applicable. GTOs are not available during the Annuitization phase of the Contracts and may not be available in every jurisdiction. The minimum amount which may be allocated to a GTO is $1,000.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

HOSPITAL- A state licensed facility which is operated as a Hospital according to the laws of the jurisdiction in which it is located.

INDIVIDUAL RETIREMENT ACCOUNT- An account that qualifies for favorable tax treatment under Section 408 of the Code, but does not include Roth Individual Retirement Accounts which qualify for favorable tax treatment under Section 408A of the Code.

INDIVIDUAL RETIREMENT ANNUITY ("IRA")- An annuity contract which qualifies for favorable tax treatment under Section 408 of the Code, but does not include Roth IRAs which qualify for favorable tax treatment under Section 408A of the Code.

INTEREST RATE GUARANTEE PERIOD- The interval of time during which an interest rate credited to the Fixed Account is guaranteed to remain the same. For new Purchase Payments allocated to the Fixed Account or transfers from the Variable Account or a GTO, this period begins upon the date of deposit or transfer and ends at the end of the calendar quarter at least one year (but not more than 15 months) from deposit or transfer. At the end of an Interest Rate Guarantee Period, a new interest rate is declared with an Interest Rate Guarantee Period starting at the end of the prior period and ending at the end of the calendar quarter one year later. The Interest Rate Guarantee Period does not in any way refer to interest rate crediting practices employed by the Company with respect to GTOs.

INVESTMENT-ONLY CONTRACT- A contract purchased by a Qualified Plan which does not, by its terms, comply with Section 401 or 403(a) of the Code. The Qualified Plan purchasing the Investment-Only Contract may impose limitations or restrictions on benefits discussed in this prospectus.

JOINT OWNER- The Joint Owner, if any, possesses an undivided interest in the entire Contract in conjunction with the Contract Owner. If a Joint Owner is named, references to "Contract Owner" or "Joint Owner" will apply to both the Contract Owner and Joint Owner or either of them. Joint Owners must be spouses at the time joint ownership is requested, unless otherwise required by state law. Joint Ownership may be selected only for Non-Qualified Contracts.

LONG TERM CARE FACILITY- A state licensed skilled nursing facility or intermediate care facility.

MARKET VALUE ADJUSTMENT ("MVA")- The upward or downward adjustment in value of amounts allocated to a GTO, which are distributed prior to maturity for any reason.

NET ASSET VALUE- The value of one share of an Underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holding plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

NON-QUALIFIED CONTRACT- A contract which does not qualify for favorable tax treatment under the provisions of Sections 401 and 403(a) (Qualified Plans), 408
(IRAs), 408A (Roth IRAs) or 403(b) (Tax-Sheltered Annuities) of the Code.

PHYSICIAN- A person who is a state licensed Medical Doctor or Doctor of Osteopathic Medicine providing medical care or treatment within the scope of that license.

PURCHASE PAYMENT- A deposit of new value into the Contract. The term "Purchase Payment" does not include transfers among the Variable Account, Fixed Account, or GTO, or among the Sub-Accounts.

QUALIFIED PLANS- Retirement plans which receive favorable tax treatment under
Section 401 or 403(a) of the Code.

ROTH IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408A of the Code.

STANDARD CONTRACTUAL DEATH BENEFIT- The Death Benefit provided under the Contract when neither of the optional Death Benefit Riders is chosen. The Standard Contractual Death Benefit is the Five-Year Reset Death Benefit. This Death Benefit does NOT include any Long Term Care Facility benefits.

SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific Underlying Mutual Fund shares are allocated and for which Accumulation Units and Annuity Units are separately maintained.

TAX SHELTERED ANNUITY- An annuity which qualifies for favorable tax treatment under Section 403(b) of the Code.

TERMINAL ILLNESS- A diagnosis of an illness by a Physician which is expected to result in a death within 12 months of diagnosis. The diagnosis of "Terminal Illness" must occur after the Contract has been issued.

UNDERLYING MUTUAL FUND- A registered open-end management investment company in which the assets of the Sub-Accounts will be invested.

VALUATION DATE- Each day the New York Stock Exchange and the Home Office are open for business or any other day during which there is a sufficient degree of trading of the Variable Account's Underlying Mutual Fund shares that the current Variable Account Contract Value might be materially affected.

VALUATION PERIOD- The period of time commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT- Nationwide Variable Account-9, a separate investment account of the Company into which Variable Account Purchase Payments are allocated. The Variable Account is divided into Sub-Accounts, each of which invests in the shares of a separate Underlying Mutual Fund.

VARIABLE PAYMENT ANNUITY- An annuity providing for payments which are not predetermined or guaranteed as to dollar amount and which vary in amount with the investment experience of the Variable Account.

                                    TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS.............................................................3
SUMMARY OF CONTRACT EXPENSES..........................................................8
UNDERLYING MUTUAL FUND ANNUAL EXPENSES................................................9
EXAMPLE..............................................................................11
SYNOPSIS.............................................................................13
CONDENSED FINANCIAL INFORMATION......................................................14
NATIONWIDE LIFE INSURANCE COMPANY....................................................18
NATIONWIDE ADVISORY SERVICES, INC....................................................18
THE VARIABLE ACCOUNT.................................................................18
         Underlying Mutual Fund Options..............................................18
         Voting Rights...............................................................19
         Substitution of Securities..................................................19
GTO ALLOCATIONS......................................................................19
VARIABLE ACCOUNT CHARGES AND OTHER DEDUCTIONS........................................20
         Expenses of Variable Account................................................20
         Mortality Risk Charge.......................................................20
         Expense Risk Charge.........................................................20
         Optional Long Term Care Facility and Death Benefit Rider Charges............20
         Contingent Deferred Sales Charge ("CDSC")...................................20
         Waiver of CDSC..............................................................21
         Premium Taxes...............................................................21
OPERATION OF THE CONTRACT............................................................22
         Investments of the Variable Account.........................................22
         Allocation of Purchase Payments and Contract Value..........................22
         Value of an Accumulation Unit...............................................22
         Net Investment Factor.......................................................22
         Determining the Contract Value..............................................23
         Right to Revoke.............................................................23
         Transfers...................................................................23
         Contract Ownership..........................................................24
         Joint Ownership.............................................................25
         Contingent Ownership........................................................25
         Beneficiary.................................................................25
         Surrender (Redemption)......................................................25
         Surrenders Under a Tax Sheltered Annuity Contract...........................26
         Loan Privilege..............................................................27
         Assignment..................................................................28
CONTRACT OWNER SERVICES..............................................................28
         Asset Rebalancing...........................................................28
         Dollar Cost Averaging.......................................................28
         Systematic Withdrawals......................................................29
ANNUITY PAYMENT PERIOD, DEATH BENEFIT, AND OTHER DISTRIBUTIONS.......................29
         Annuity Commencement Date...................................................29
         Annuitization ..............................................................30
         Fixed Payment Annuity- First and Subsequent Payments........................30
         Variable Payment Annuity - First and Subsequent Payments....................30
         Variable Payment Annuity - Assumed Investment Rate..........................30
         Variable Payment Annuity - Value of an Annuity Unit.........................30
         Variable Payment Annuity - Exchanges Among Underlying Mutual Fund Options...30
         Frequency and Amount of Annuity Payments....................................31
         Annuity Payment Options.....................................................31
         Death of Contract Owner -Non-Qualified Contracts............................31
         Death of Annuitant - Non-Qualified Contracts................................31
         Death of Contract Owner/Annuitant...........................................32

         Death Benefit Payment.......................................................32
           Five-Year Reset Death Benefit (Standard Contractual Death Benefit)........32
           One-Year Step Up Death Benefit (Rider Option 1)...........................32
           5% Enhanced Death Benefit (Rider Option 2)................................33
         Long Term Care Facility Provisions..........................................33
         Required Distributions for Non-Qualified Contracts..........................33
         Required Distributions for Tax Sheltered Annuities..........................34
         Required Distributions for IRAs.............................................35
         Required Distributions for Roth IRAs........................................36
FEDERAL TAX CONSIDERATIONS...........................................................36
         Federal Income Taxes........................................................36
         Puerto Rico.................................................................37
         Non-Qualified Contracts-Natural Persons as Contract Owners..................37
         Non-Qualified Contracts-Non-Natural Persons as Contract Owners..............38
         IRAs and Tax Sheltered Annuities............................................39
         Roth IRAs...................................................................39
         Withholding.................................................................40
         Non-Resident Aliens.........................................................40
         Federal Estate, Gift, and Generation Skipping Transfer Taxes................40
         Charge for Tax..............................................................41
         Diversification.............................................................41
         Tax Changes.................................................................41
GENERAL INFORMATION..................................................................42
         Contract Owner Inquiries....................................................42
         Statements and Reports......................................................42
         Advertising.................................................................42
YEAR 2000 COMPLIANCE ISSUES..........................................................43
LEGAL PROCEEDINGS....................................................................43
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.............................44
APPENDIX A...........................................................................45
APPENDIX B...........................................................................46

                                          SUMMARY OF CONTRACT EXPENSES
     CONTRACT OWNER TRANSACTION EXPENSES
     Maximum Contingent Deferred Sales Charge ("CDSC")(1)........................................       7    %

----------------------------------------------------------------------------------------------------------
                                         RANGE OF CDSC OVER TIME
           Number of Completed Years from                                    CDSC
              Date of Purchase Payment                                    Percentage
                         0                                                    7%
                         1                                                    7%
                         2                                                    6%
                         3                                                    5%
                         4                                                    4%
                         5                                                    3%
                         6                                                    2%
                         7                                                    0%
----------------------------------------------------------------------------------------------------------

VARIABLE ACCOUNT ANNUAL EXPENSES(2)

              Mortality and Expense Risk Charges.....................................................0.95%
              Administration Charge..................................................................0.00%
       Total Variable Account Annual Expenses........................................................0.95%(3)


              OPTIONAL LONG TERM CARE FACILITY AND DEATH BENEFIT RIDERS

              Optional Long Term Care Facility and One-Year Stepped Up Death
              Benefit (Rider Option 1)...............................................................0.05%(4)
       Total Variable Account Annual Expenses (Including Rider Option 1).............................1.00%

              Optional Long Term Care Facility and 5% Enhanced Death Benefit
              (Rider Option 2).......................................................................0.10%(4)
       Total Variable Account Annual Expenses (Including Rider Option 2).............................1.05%

(1) Each Contract Year the Contract Owner may withdraw without a CDSC, the greater of:

         (a) an amount equal to 10% of the total of all Purchase Payments made to this Contract; or

         (b) any amount withdrawn in order for this Contract to meet minimum distribution requirements under the Code.

         Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax Sheltered Annuity Plan. This CDSC-free withdrawal privilege is non-cumulative. Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year (see "Waiver of CDSC").

(2) The Variable Account charges set forth apply exclusively to allocations made to the Sub-Account(s). Such charges do not apply to, and will not be assessed against, allocations made to the Fixed Account or to the GTOs.

(3) The Total Variable Account Annual Expenses shown include the Five-Year Reset Death Benefit ("Standard Contractual Death Benefit")(see "Death Benefit Payment" provision).

(4) At the time of application, the applicant may choose one of two Long Term Care Facility and Death Benefit Riders in lieu of receiving the Standard Contractual Death Benefit. Should the applicant choose a Rider Option, the Company will deduct an additional charge equal to an annual rate of 0.05% for Rider Option 1, or 0.10% for Rider Option 2, of the daily net assets of the Variable Account (see "Death Benefit Payment" provision).

                                    UNDERLYING MUTUAL FUND ANNUAL EXPENSES
              (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS, AFTER EXPENSE REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------
                                                   Management         Other Expenses        Total Mutual
                                                      Fees                                 Fund Expenses
-------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -          0.70%                0.00%                0.70%
American Century VP Income & Growth
-------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -          1.50%                0.00%                1.50%
American Century VP International
-------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -          1.00%                0.00%                1.00%
American Century VP Value
-------------------------------------------------------------------------------------------------------------
The Dreyfus Socially Responsible Growth               0.75%                0.01%                0.76%
Fund, Inc.
-------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc.                        0.25%                0.03%                0.28%
-------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Capital            0.75%                0.05%                0.80%
Appreciation Portfolio
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio:                 0.50%                0.15%                0.65%
Service Class(1,2)
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio:  Service               0.60%                0.17%                0.77%
Class(1,2)
-------------------------------------------------------------------------------------------------------------
Fidelity VIP  High Income Portfolio:                  0.59%                0.21%                0.80%
Service Class(2)
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio:  Service             0.75%                0.26%                1.01%
Class(1,2)
-------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio:                 0.60%                0.18%                0.78%
Service Class(1,2)
-------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities                 0.60%                0.23%                0.83%
Portfolio:  Service Class(1,2)
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Funds, Inc. -                0.04%                1.26%                1.30%
Emerging Markets Debt Portfolio(1)
-------------------------------------------------------------------------------------------------------------
NSAT - Capital Appreciation Fund                      0.60%                0.09%                0.69%
-------------------------------------------------------------------------------------------------------------
NSAT - Government Bond Fund                           0.50%                0.08%                0.58%
-------------------------------------------------------------------------------------------------------------
NSAT - Money Market Fund                              0.40%                0.08%                0.48%
-------------------------------------------------------------------------------------------------------------
NSAT - Total Return Fund                              0.60%                0.07%                0.67%
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Balanced Fund(1)                    0.75%                0.15%                0.90%
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Equity Income Fund(1)               0.80%                0.15%                0.95%
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Global Equity Fund(1)               1.00%                0.20%                1.20%
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide High Income Bond Fund(1)            0.80%                0.15%                0.95%
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Multi-Sector Bond Fund(1)           0.75%                0.15%                0.90%
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Select Advisers Mid Cap             1.05%                0.15%                1.20%
Fund(1)
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small Cap Value Fund(1)             0.90%                0.15%                1.05%
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small Company Fund                  1.00%                0.11%                1.11%
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Strategic Growth Fund(1)            0.90%                0.10%                1.00%
-------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Strategic Value Fund(1)             0.90%                0.10%                1.00%
-------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Guardian Portfolio             0.60%                0.40%                1.00%
-------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Mid-Cap Growth                 0.60%                0.40%                1.00%
Portfolio
-------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Partners Portfolio             0.80%                0.06%                0.86%
-------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -                  0.71%                0.02%                0.73%
Oppenheimer Aggressive Growth Fund
-------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -                  0.73%                0.02%                0.75%
Oppenheimer Growth Fund
-------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -                  0.75%                0.08%                0.83%
Oppenheimer Growth & Income Fund
-------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust -                   0.80%                0.00%                0.80%
Worldwide Emerging Markets Fund(1)
-------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust -                   1.00%                0.17%                1.17%
Worldwide Hard Assets Fund(1)
-------------------------------------------------------------------------------------------------------------

                                    UNDERLYING MUTUAL FUND ANNUAL EXPENSES
              (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS, AFTER EXPENSE REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------
                                                   Management         Other Expenses        Total Mutual
                                                      Fees                                 Fund Expenses
-------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life Investment           1.00%                0.07%                1.07%
Trust - Morgan Stanley Real Estate
Securities Portfolio
-------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Growth & Income                0.65%                0.35%                1.00%
Portfolio(1)
-------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - International Equity           1.00%                0.35%                1.35%
Portfolio(1)
-------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Post-Venture Capital           1.07%                0.33%                1.40%
Portfolio(1)
-------------------------------------------------------------------------------------------------------------

         The Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against Variable Account assets or reductions from Contract Values. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the unit values of the Variable Account. The management fees and other expenses are more fully described in the prospectus for each Underlying Mutual Fund. The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company. Except as otherwise noted below, the Management Fees and Other Expenses are not currently subject to fee waivers or expense reimbursements.

(1) The investment advisers for the indicated Underlying Mutual Funds have voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses. Absent any partial reimbursement, "Management Fees" and "Other Expenses" would have been 0.50% and 0.18% for Fidelity VIP Equity-Income Portfolio, 0.60% and 0.19% for Fidelity VIP Growth Portfolio, 0.75% and 0.27% for Fidelity VIP Overseas Portfolio, 0.60% and 0.21% for Fidelity VIP II Contrafund Portfolio, 0.60% and 0.24% for Fidelity VIP III Growth Opportunities Portfolio, 0.80% and 1.26% for Morgan Stanley Universal Funds, Inc.- Emerging Markets Debt Portfolio, 0.75% and 4.15% for NSAT-Nationwide Balanced Fund, 0.80% and 4.83% for NSAT-Nationwide Equity Income Fund, 1.00% and 1.84% for NSAT-Nationwide Global Equity Fund, 0.80% and 1.38% for NSAT-Nationwide High Income Bond Fund, 0.75% and 3.66% for NSAT-Nationwide Multi-Sector Bond Fund, 1.05% and 2.26% for NSAT-Nationwide Select Advisers Mid Cap Fund, 0.90% and 5.41% for NSAT-Nationwide Small Cap Value Fund, 0.90% and 5.43% for NSAT-Nationwide Strategic Growth Fund, 0.90% and 4.64% for NSAT-Nationwide Strategic Value Fund, 1.00% and 0.34% for Van Eck Worldwide Insurance Trust-Worldwide Emerging Markets Fund, 1.00% and 0.18% for Van Eck Worldwide Insurance Trust-Worldwide Hard Assets Fund, 0.75% and 0.45% for Warburg Pincus Trust-Growth & Income Portfolio, 1.00% and 0.36% for Warburg Pincus Trust-International Equity Portfolio, 1.25% and 0.33% for Warburg Pincus Trust-Post-Venture Capital Portfolio.

(2) The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the Underlying Mutual Funds.

                                     EXAMPLE

The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1000 investment and 5% annual return. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown below.

--------------------------------------------------------------------------------------------------------------------------
                             If you surrender your Contract  If you do not surrender your  If you annuitize your Contract
                              at the end of the applicable    Contract at the end of the    at the end of the applicable
                                      time period               applicable time period              time period
--------------------------------------------------------------------------------------------------------------------------
                              1 Yr.  3 Yrs.  5 Yrs. 10 Yrs.  1 Yr. 3 Yrs. 5 Yrs.  10 Yrs.  1 Yr. 3 Yrs.  5 Yrs.  10 Yrs.
--------------------------------------------------------------------------------------------------------------------------
American Century Variable       81     111    134     212      18    57     98      212      *     57      98      212
Portfolios, Inc. - American
Century VP Income & Growth
--------------------------------------------------------------------------------------------------------------------------
American Century Variable       90     136    176     298      27    82     140     298      *     82     140      298
Portfolios, Inc. - American
Century VP International
--------------------------------------------------------------------------------------------------------------------------
American Century Variable       85     120    150     245      22    66     114     245      *     66     114      245
Portfolios, Inc. - American
Century VP Value
--------------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially            82     113    137     219      19    59     101     219      *     59     101      219
Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund,       77     97     111     165      14    43     75      165      *     43      75      165
Inc.
--------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment     82     114    139     223      19    60     103     223      *     60     103      223
Fund - Capital Appreciation
Portfolio
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income      81     109    131     207      18    55     95      207      *     55      95      207
Portfolio:  Service Class
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth             82     113    138     220      19    59     102     220      *     59     102      220
Portfolio:  Service Class
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP  High Income       82     114    139     223      19    60     103     223      *     60     103      223
Portfolio:  Service Class
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas           85     121    150     246      22    67     114     246      *     67     114      246
Portfolio:  Service Class
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund      82     113    138     221      19    59     102     221      *     59     102      221
Portfolio:  Service Class
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth         83     115    141     227      20    61     105     227      *     61     105      227
Opportunities Portfolio:
Service Class
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal        83     130    166     277      25    76     130     277      *     76     130      277
Funds, Inc. - Emerging
Markets Debt Portfolio
--------------------------------------------------------------------------------------------------------------------------
NSAT - Capital Appreciation     81     111    133     211      18    57     97      211      *     57      97      211
Fund
--------------------------------------------------------------------------------------------------------------------------
NSAT - Government Bond Fund     80     107    127     199      17    53     91      199      *     53      91      199
--------------------------------------------------------------------------------------------------------------------------
NSAT - Money Market Fund        79     104    122     188      16    50     86      188      *     50      86      188
--------------------------------------------------------------------------------------------------------------------------
NSAT - Total Return Fund        81     106    132     209      18    56     96      209      *     56      96      209
--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Balanced      83     117    145     234      20    63     109     234      *     63     109      234
Fund
--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Equity        84     119    147     240      21    65     111     240      *     65     111      240
Income Fund
--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Global        87     127    161     266      24    73     125     266      *     73     125      266
Equity Fund
--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide High          84     119    147     240      21    65     111     240      *     65     111      240
Income Bond Fund
--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide               83     117    145     234      20    63     109     234      *     63     109      234
Multi-Sector Bond Fund
--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Select        87     127    161     266      24    73     125     266      *     73     125      266
Advisers Mid-Cap Fund
--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small Cap     85     122    153     250      22    68     117     250      *     68     117      250
Value Fund
--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small         86     124    156     257      23    70     120     257      *     70     120      257
Company Fund
--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Strategic     85     120    150     245      22    66     114     245      *     66     114      245
Growth Fund
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Strategic     85     120    150     245      22    66     114     245      *     66     114      245
Value Fund
--------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT-         85     120    150     245      22    66     114     245      *     66     114      245
Guardian Portfolio
--------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT-         85     120    150     245      22    66     114     245      *     66     114      245
Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT-         83     116    142     230      20    62     106     230      *     62     106      230
Partners Portfolio
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account    82     112    135     216      19    58     99      216      *     58      99      216
Funds - Oppenheimer
Aggressive Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account    82     112    137     218      19    58     101     218      *     58     101      218
Funds - Oppenheimer Growth
Fund
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account    83     115    141     227      20    61     105     227      *     61     105      227
Funds - Oppenheimer Growth &
Income Fund
--------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance     82     114    139     223      19    60     103     223      *     60     103      223
Trust - Worldwide Emerging
Markets Fund
--------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance     86     126    159     263      23    72     123     263      *     73     123      263
Trust - Worldwide Hard
Assets Fund
--------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital     85     123    154     253      22    69     118     253      *     69     118      253
Life Investment Trust -
Morgan Stanley Real Estate
Securities Portfolio
--------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -          85     120    150     245      22    66     114     245      *     66     114      245
Growth & Income Portfolio
--------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -          88     131    168     282      25    77     132     282      *     77     132      282
International Equity
Portfolio
--------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -          89     133    171     287      26    79     135     287      *     79     135      287
Post-Venture Capital
Portfolio
--------------------------------------------------------------------------------------------------------------------------

* The Contracts sold under this prospectus do not permit Annuitizations during the first two Contract Years.

The Example takes into consideration the maximum amount which could be assessed to a Contract (1.05%), for the election of the 5% Enhanced Death Benefit (Option
2) (see "Optional Death Benefit Charges" and "Death Benefit Payment" provisions for additional details on the charges assessed). For those Contracts under which the 5% Enhanced Death Benefit has not been elected (Rider Option 2), the expenses in the Example will be reduced accordingly.

The purpose of the Summary of Contract Expenses and Example is to assist the Contract Owner in understanding the various costs and expenses that will be borne directly or indirectly when investing in the Contract. The expenses of the Variable Account as well as those of the Underlying Mutual Fund options are reflected in the Example. For more complete descriptions of the expenses of the Variable Account, see "Variable Account Charges and Other Deductions." For more complete information regarding expenses paid out of the assets of the Underlying Mutual Fund options, see the prospectus for each Underlying Mutual Fund. Deductions for premium taxes may also apply but are not reflected in the Example shown above (see "Premium Taxes").

                                    SYNOPSIS

The Contracts can be categorized as follows: (1) Non-Qualified; (2) Investment-Only Contracts issued to Qualified Pension, Profit-sharing or Stock Bonus Plans as defined by Section 401(a) of the Code, (3) IRAs, with contributions rolled-over or transferred from certain tax-qualified plans such as Tax Sheltered Annuity Plans, Qualified Plans or IRAs; (4) Roth IRAs; and (5) Tax Sheltered Annuities, with contributions rolled-over or transferred from other Tax Sheltered Annuity Plans.


The initial first year Purchase Payment for Contracts issued as Non-Qualified Contracts, IRAs, Roth IRAs or Tax-Sheltered Annuities must be at least $15,000 and subsequent Purchase Payments, if any, must be at least $1,000. In addition, any amounts allocated to the GTO(s) must be at least $1,000. Please refer to the prospectus for the GTO(s) for additional details regarding Purchase Payments made to the GTO(s). For Investment-Only Contracts, the initial Purchase Payment must be at least $100,000, and subsequent Purchase Payments, if any, at least $15,000. Subsequent Purchase Payments are not permitted for Contracts issued in the State of Oregon and may not be permitted in other states under certain circumstances. The cumulative total of all purchase payments under contracts issued by the Company on the life of any one Annuitant may not exceed $1,000,000 without the prior consent of the Company (see "Allocation of Purchase Payments and Contract Value").

The Company does not deduct a sales charge from Purchase Payments made for these Contracts. However, if any part of the Contract Value is surrendered, the Company will, with certain exceptions, deduct from the Contract Value a CDSC. The CDSC will not exceed the lesser of: (1) 7% of the amount surrendered; or (2) 7% of the total of all Purchase Payments made within 84 months prior to the date of the surrender request. This charge, when applicable, is imposed to permit the Company to recover sales expenses which have been advanced by the Company (see "Contingent Deferred Sales Charge").

The Company deducts a Mortality Risk Charge equal to an annual rate of 0.80% of the daily net assets of the Variable Account for mortality risks assumed by the Company (see "Mortality Risk Charge"). The Company deducts an Expense Risk Charge equal to an annual rate of 0.15% of the daily net assets of the Variable Account as compensation for the Company's risk in undertaking not to increase administrative charges on the Contracts regardless of the actual administrative costs (see "Expense Risk Charge"). If the Contract Owner has elected a Rider Option at the time of application, the Company deducts: (1) an optional Long Term Care Facility and One-Year Step Up Death Benefit (Rider Option 1) charge equal to an annual rate of 0.05% of the daily net assets of the Variable Account; or (2) an optional Long Term Care Facility and 5% Enhanced Death Benefit (Rider Option 2) charge equal to an annual rate of 0.10% of the daily net assets of the Variable Account, depending on which Rider Option was chosen (see "Optional Long Term Care Facility and Death Benefit Charges", "Long Term Care Facility Provisions" and "Death Benefit Payment" for additional information.)

Upon Annuitization, the selected Annuity Payment Option will begin (see "Annuity Payment Option"). However, if the net amount to be applied to any Annuity Payment Option on the Annuitization Date is less than $5,000, the Contract Value may be distributed in a lump sum in lieu of annuity payments. If any annuity payment would be less than $50, the Company will have the right to change the frequency of payments to such intervals as will result in payments of at least $50. In no event, however, will annuity payments be made less frequently than annually (see "Frequency and Amount of Annuity Payments").

Taxation of the Contracts will depend on the type of Contract issued (see "FEDERAL TAX CONSIDERATIONS"). In addition, the Company will charge against the Purchase Payments or the Contract Value, the amount of any premium taxes levied by a state or any other governmental entity (see "Premium Taxes").

The Contract Owner has a ten day free look to examine the Contract. Within ten days of the date the Contract is received, it may be returned for any reason to the Home Office at the address shown on page 1 of this prospectus. If the Contract is returned to the Company in a timely manner, the Company will void the Contract and refund the Contract Value in full unless otherwise required by law. State and/or federal law may provide additional free look privileges. All IRA and Roth IRA refunds will be return of Purchase Payments (see "Right to Revoke").

CONDENSED FINANCIAL INFORMATION(1)
Accumulation Unit values for an Accumulation Unit outstanding throughout the period.
                              ACCUMULATION     ACCUMULATION       PERCENT         NUMBER OF
                             UNIT VALUE AT      UNIT VALUE       CHANGE IN       ACCUMULATION
                              BEGINNING OF        AT END        ACCUMULATION   UNITS AT END OF
           FUND                  PERIOD         OF PERIOD        UNIT VALUE       THE PERIOD        YEAR
--------------------------------------------------------------------------------------------------------------
American Century Variable       10.000000        10.408098           4.08%           832            1997
Portfolios, Inc. -
American
Century VP Income &
Growth-Q
--------------------------------------------------------------------------------------------------------------
American Century Variable       10.000000        10.408098           4.08%          5,236           1997
Portfolios, Inc. -
American
Century VP Income &
Growth-NQ
--------------------------------------------------------------------------------------------------------------
American Century Variable       10.000000        10.086493           0.86%           698            1997
Portfolios, Inc. - American
Century VP International-Q
--------------------------------------------------------------------------------------------------------------
American Century Variable       10.000000        10.086493           0.86%          2,265           1997
Portfolios, Inc. - American
Century VP International-NQ
--------------------------------------------------------------------------------------------------------------
American Century Variable       10.000000        10.295249           2.95%          1,336           1997
Portfolios, Inc. -
American VP
Value-Q
--------------------------------------------------------------------------------------------------------------
American Century Variable       10.000000        10.295249           2.95%          8,217           1997
Portfolios, Inc. -
American VP
Value-NQ
--------------------------------------------------------------------------------------------------------------
The Dreyfus Socially            10.000000        10.169503           1.70%          4,821           1997
Responsible Growth Fund,
Inc.-Q
--------------------------------------------------------------------------------------------------------------
The Dreyfus Socially            10.000000        10.169503           1.70%          2,598           1997
Responsible Growth Fund,
Inc.-NQ
--------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund,       10.000000        10.342079           3.42%          9,203           1997
Inc.-Q
--------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund,       10.000000        10.342079           3.42%          13,090          1997
Inc.-NQ
--------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment     10.000000        10.248351           2.48%          3,777           1997
Fund - Capital Appreciation
Portfolio-Q
--------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment     10.000000        10.248351           2.48%           706            1997
Fund - Capital Appreciation
Portfolio-NQ
--------------------------------------------------------------------------------------------------------------
Fidelity VIP  Equity-           10.000000        10.336779           3.37%          18,611          1997
Income Portfolio: Service
Class-Q
--------------------------------------------------------------------------------------------------------------
Fidelity VIP  Equity-           10.000000        10.336779           3.37%          36,514          1997
Income Portfolio: Service
Class-NQ
--------------------------------------------------------------------------------------------------------------
Fidelity VIP  Growth            10.000000        10.029235           0.29%          4,718           1997
Portfolio: Service Class-Q
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth             10.000000        10.029235           0.29%          9,713           1997
Portfolio: Service Class-NQ
--------------------------------------------------------------------------------------------------------------
Fidelity VIP  High              10.000000        10.125013           1.25%          2,418           1997
Income Portfolio: Service
Class-Q
--------------------------------------------------------------------------------------------------------------
Fidelity VIP  High              10.000000        10.125013           1.25%          12,697          1997
Income Portfolio: Service
Class-NQ
--------------------------------------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION CONTINUED(1)
Accumulation Unit values for an Accumulation Unit outstanding throughout the period.
                              ACCUMULATION     ACCUMULATION       PERCENT         NUMBER OF
                             UNIT VALUE AT      UNIT VALUE       CHANGE IN       ACCUMULATION
                              BEGINNING OF        AT END        ACCUMULATION   UNITS AT END OF
           FUND                  PERIOD         OF PERIOD        UNIT VALUE       THE PERIOD        YEAR
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas           10.000000         9.900760          -0.99%           887            1997
Portfolio: Service Class-Q
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas           10.000000         9.900760          -0.99%          9,071           1997
Portfolio: Service Class-NQ
--------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund      10.000000         9.953285          -0.47%          12,678          1997
Portfolio: Service
Class-Q
--------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund      10.000000         9.953285          -0.47%          14,306          1997
Portfolio: Service
Class-NQ
--------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth         10.000000        10.398800           3.99%          8,419           1997
Opportunities Portfolio:
Service Class-Q
--------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth         10.000000        10.398800           3.99%          13,599          1997
Opportunities Portfolio:
Service Class-NQ
--------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal        10.000000        10.423780           4.24%           204            1997
Funds, Inc. - Emerging
Markets Debt Portfolio-Q
--------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal        10.000000        10.423780           4.24%          1,531           1997
Funds, Inc. - Emerging
Markets Debt Portfolio-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Capital Appreciation     10.000000        10.383931           3.84%          4,967           1997
Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Capital Appreciation     10.000000        10.383931           3.84%          23,354          1997
Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Government Bond          10.000000        10.141552           1.42%          17,678          1997
Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Government Bond          10.000000        10.141552           1.42%          21,953          1997
Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Money Market             10.000000        10.072429           0.72%         109,198          1997
Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Money Market             10.000000        10.072429           0.72%          61,681          1997
Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Total Return Fund-Q      10.000000        10.241300           2.41%          13,269          1997
--------------------------------------------------------------------------------------------------------------
NSAT - Total Return             10.000000        10.241300           2.41%          37,377          1997
Fund- NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide               10.000000        10.129053           1.29%          4,261           1997
Balanced Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide               10.000000        10.129053           1.29%          13,393          1997
Balanced Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Equity        10.000000        10.160070           1.60%          2,466           1997
Income Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Equity        10.000000        10.160070           1.60%          2,603           1997
Income Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Global        10.000000        10.100588           1.01%          1,682           1997
Equity Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Global        10.000000        10.100588           1.01%          3,870           1997
Equity Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide High          10.000000        10.210867           2.11%          2,543           1997
Income Bond Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide High          10.000000        10.210867           2.11%          15,172          1997
Income Bond Fund-NQ
--------------------------------------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION CONTINUED(1)
Accumulation Unit values for an Accumulation Unit outstanding throughout the period.
                              ACCUMULATION     ACCUMULATION       PERCENT         NUMBER OF
                             UNIT VALUE AT      UNIT VALUE       CHANGE IN       ACCUMULATION
                              BEGINNING OF        AT END        ACCUMULATION   UNITS AT END OF
           FUND                  PERIOD         OF PERIOD        UNIT VALUE       THE PERIOD        YEAR
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Multi-        10.000000        10.087176           0.87%          2,097           1997
Sector Bond Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Multi-        10.000000        10.087176           0.87%          11,411          1997
Sector Bond Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Select        10.000000         9.947507          -0.52%          2,671           1997
Advisers Mid Cap Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Select        10.000000         9.947507          -0.52%          1,954           1997
Advisers Mid Cap Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small         10.000000         9.822329          -1.78%          3,373           1997
Cap Value Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small         10.000000         9.822329          -1.78%          5,548           1997
Cap Value Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small         10.000000         9.611642          -3.88%           453            1997
Company Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small         10.000000         9.611642          -3.88%          12,059          1997
Company Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide               10.000000        10.202497           2.02%           201            1997
Strategic
Growth Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide               10.000000        10.202497           2.02%          3,231           1997
Strategic
Growth Fund-NQ
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Strategic     10.000000        10.145838           1.46%           227            1997
Value Fund-Q
--------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Strategic     10.000000        10.145838           1.46%          5,509           1997
Value Fund-NQ
--------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT          10.000000        10.502434           5.02%           590            1997
Guardian Portfolio-Q
--------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT          10.000000        10.502434           5.02%          5,754           1997
Guardian Portfolio-NQ
--------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT          10.000000        11.700489          17.00%          3,696           1997
Mid-Cap Growth Portfolio-Q
--------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT          10.000000        11.700489          17.00%          6,472           1997
Mid-Cap Growth Portfolio-NQ
--------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT          10.000000        10.130813           1.31%          9,975           1997
Partners Portfolio-Q
--------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT          10.000000        10.130813           1.31%          40,357          1997
Partners Portfolio-NQ
--------------------------------------------------------------------------------------------------------------
Oppenheimer Variable            10.000000         9.531780          -4.68%          3,437           1997
Account Funds -
Oppenheimer Aggressive
Growth Fund-Q
--------------------------------------------------------------------------------------------------------------
Oppenheimer Variable            10.000000         9.531780          -4.68%          11,150          1997
Account Funds -
Oppenheimer Aggressive
Growth Fund-NQ
--------------------------------------------------------------------------------------------------------------
Oppenheimer Variable            10.000000         9.825746          -1.74%          2,404           1997
Account Funds -
Oppenheimer Growth Fund-Q
--------------------------------------------------------------------------------------------------------------
Oppenheimer Variable            10.000000         9.825746          -1.74%          7,972           1997
Account Funds -
Oppenheimer Growth Fund-NQ
--------------------------------------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION CONTINUED(1)
Accumulation Unit values for an Accumulation Unit outstanding throughout the period.
                              ACCUMULATION     ACCUMULATION       PERCENT         NUMBER OF
                             UNIT VALUE AT      UNIT VALUE       CHANGE IN       ACCUMULATION
                              BEGINNING OF        AT END        ACCUMULATION   UNITS AT END OF
           FUND                  PERIOD         OF PERIOD        UNIT VALUE       THE PERIOD        YEAR
--------------------------------------------------------------------------------------------------------------
Oppenheimer Variable            10.000000        10.257840           2.58%          1,064           1997
Account Funds -
Oppenheimer Growth &
Income Fund-Q
--------------------------------------------------------------------------------------------------------------
Oppenheimer Variable            10.000000        10.257840           2.58%          15,025          1997
Account Funds -
Oppenheimer Growth &
Income Fund-NQ
--------------------------------------------------------------------------------------------------------------
Van Eck Worldwide               10.000000         8.813437         -11.87%           733            1997
Insurance Trust - Worldwide
Emerging Markets Fund-Q
--------------------------------------------------------------------------------------------------------------
Van Eck Worldwide               10.000000         8.813437         -11.87%           779            1997
Insurance Trust - Worldwide
Emerging Markets Fund-NQ
--------------------------------------------------------------------------------------------------------------
Van Eck Worldwide               10.000000         8.978030         -10.22%           206            1997
Insurance Trust - Worldwide
Hard Assets Fund-Q
--------------------------------------------------------------------------------------------------------------
Van Eck Worldwide               10.000000         8.978030         -10.22%          1,789           1997
Insurance Trust - Worldwide
Hard Assets Fund-NQ
--------------------------------------------------------------------------------------------------------------
Van Kampen American             10.000000        10.337004           3.37%           416            1997
Capital Life Investment
Trust-
Morgan Stanley Real Estate
Securities Portfolio-Q
--------------------------------------------------------------------------------------------------------------
Van Kampen American             10.000000        10.337004           3.37%          10,121          1997
Capital Life Investment
Trust-
Morgan Stanley Real Estate
Securities Portfolio-NQ
--------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -          10.000000        10.371958           3.72%          2,908           1997
Growth & Income Portfolio-Q
--------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -          10.000000        10.371958           3.72%          4,127           1997
Growth & Income Portfolio-NQ
--------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -          10.000000         9.453278          -5.47%           866            1997
International Equity
Portfolio-Q
--------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -          10.000000         9.453278          -5.47%          5,787           1997
International Equity
Portfolio-NQ
--------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -          10.000000         9.851173          -1.49%           830            1997
Post-Venture Capital
Portfolio-Q
--------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -          10.000000         9.851173          -1.49%          2,366           1997
Post-Venture Capital
Portfolio-NQ
--------------------------------------------------------------------------------------------------------------

(1) The Contracts issued under this prospectus were first available October 27, 1997. Therefore, the Condensed Financial Information reflects the period from October 27, 1997 to December 31, 1997.

                        NATIONWIDE LIFE INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

                       NATIONWIDE ADVISORY SERVICES, INC.

The Contracts are distributed by the General Distributor, Nationwide Advisory Services, Inc. ("NAS"), Three Nationwide Plaza, Columbus, Ohio 43215. NAS is a wholly owned subsidiary of Nationwide Life Insurance Company.

                              THE VARIABLE ACCOUNT

The Variable Account was established by the Company on May 22, 1997 pursuant to Ohio law. The Company has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision of the management of the Variable Account or of the Company by the SEC.

The Variable Account is a separate investment account of the Company and as such, is not chargeable with liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. Obligations under the Contracts, however, are obligations of the Company. Income, gains and losses of the Variable Account, whether or not realized, are credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company. Purchase Payments are allocated among one or more Sub-Accounts corresponding to one or more of the Underlying Mutual Funds designated by the Contract Owner. There are two Sub-Accounts within the Variable Account for each of the Underlying Mutual Fund options which may be designated by the Contract Owner. One such Sub-Account contains the Underlying Mutual Fund shares attributable to Accumulation Units under IRAs, Roth IRAs and Tax Sheltered Annuities and one such Sub-Account contains the Underlying Mutual Fund shares attributable to Accumulation Units under Non-Qualified Contracts.

UNDERLYING MUTUAL FUND OPTIONS

A Contract Owner may choose from among a number of different Underlying Mutual Fund options. See Appendix B which contains a summary of investment objectives for each Underlying Mutual Fund. More detailed information may be found in the current prospectus for each Underlying Mutual Fund. Prospectuses for the Underlying Mutual Funds should be read in conjunction with this prospectus. A copy of each prospectus may be obtained without charge from the Company by calling 1-800-325-6434, TDD 1-800-238-3035, or writing P.O. Box 182437,
Columbus, Ohio 43218-2437. The Underlying Mutual Fund options are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, Contract purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.

The Underlying Mutual Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although the Company does not anticipate disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts in which the Underlying Mutual Funds participate. A conflict may occur due to a number of reasons including: a change in law affecting the operations of variable life insurance policies and variable annuity contracts or differences in the voting instructions of the Contract Owners and those of other companies. In the event of conflict, the Company will take any steps necessary to protect the Contract Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the Underlying Mutual Fund(s) involved in the conflict.

VOTING RIGHTS

Voting rights under the Contracts apply ONLY with respect to amounts allocated to the Sub-Accounts.
In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Contract Owners. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation changes permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, it may elect to do so.

The Contract Owner is the person who has the voting interest under the Contract. The number of Underlying Mutual Fund shares attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each respective Sub-Account by the Net Asset Value of the Underlying Mutual Fund corresponding to the Sub-Account. The number of shares which may be voted will be determined as of the date chosen by the Company not more than 90 days prior to the meeting of the Underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual Fund, proxy material and a form with which to give such voting instructions.

Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all contracts participating in the Variable Account.

SUBSTITUTION OF SECURITIES

If shares of the Underlying Mutual Fund options are no longer available for investment by the Variable Account or if, in the judgment of the Company's management, further investment in such Underlying Mutual Fund shares is inappropriate, the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of another underlying mutual fund for underlying mutual fund shares already purchased or to be purchased in the future with Purchase Payments under the Contract. No substitution of securities in the Variable Account may take place without prior approval of the SEC.

                                 GTO ALLOCATIONS

GTOs are separate investment options under the Contract. GTOs provide a guaranteed rate of interest over four different maturity durations of three (3), five (5), seven (7) or ten (10) years. A guaranteed interest rate, determined and declared by the Company for any maturity duration selected, will be credited unless a Distribution from the GTO occurs for any reason. If a Distribution occurs, the proceeds will be subject to an MVA, resulting in either an upward or downward adjustment in the value of the distributed proceeds, depending on interest rate fluctuations. No MVA will be applied if GTO allocations are held to maturity. Because every guaranteed term will end on the final day of a calendar quarter, the guaranteed term may last for up to 3 months beyond the 3, 5, 7 or 10 year anniversary of the allocation to the GTO.

The minimum amount of any allocation made to a GTO must be at least $1,000. Allocations to the GTOs are not subject to Variable Account Charges.

Generally, the MVA will reduce the value of distributed proceeds when prevailing interest rates are higher than the GTO rate in effect for the maturity duration elected. Conversely, when prevailing rates are lower than the GTO rate in effect, distribution proceeds will increase in value. The effect of an MVA should be carefully considered prior to surrender or transfer from allocations to a GTO.

GTOs are available only during the accumulation phase of a Contract and are not available as investment options during the Annuitization phase of a Contract. In addition, GTOs are not available for use in conjunction with Asset Rebalancing, Dollar Cost Averaging or Systematic Withdrawals.

A prospectus describing the GTOs must be read with this prospectus in the same manner that prospectuses for Underlying Mutual Fund options must be read with this prospectus. A prospectus for the GTOs may be obtained without charge by calling 1-800-325-6434, TDD 1-800-238-3035, or writing P.O. Box 182437,
Columbus, Ohio 43218-2437. GTOs MAY NOT BE AVAILABLE IN EVERY STATE
JURISDICTION.

                  VARIABLE ACCOUNT CHARGES AND OTHER DEDUCTIONS

EXPENSES OF VARIABLE ACCOUNT

The Variable Account is responsible for the following types of expenses: (1) administrative expenses relating to the issuance and maintenance of the Contracts; (2) mortality risk charge associated with guaranteeing the annuity purchase rates at issue for the life of the Contracts; and (3) expense risk charge associated with guaranteeing that the Mortality Risk and Expense Risk Charges described in this prospectus will not change regardless of actual expenses. If these charges are insufficient to cover these expenses, the loss will be borne by the Company.

All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account or to the GTOs are subject to CDSC and premium tax deductions, if applicable, but are not subject to charges exclusive to the Variable Account; i.e., the Mortality Risk Charge and Expense Risk Charge and if applicable, the Death Benefit Option Rider Charge.

MORTALITY RISK CHARGE

The Company deducts a Mortality Risk Charge from the Variable Account. This amount is computed on a daily basis, and is equal to an annual rate of 0.80% of the daily net assets of the Variable Account. By guaranteeing the Contract's annuity rate, the Company assumes the Mortality Risk. These guarantees cannot change regardless of the death rates of persons receiving annuity payments or of the general population.

EXPENSE RISK CHARGE

The Company deducts an Expense Risk Charge from the Variable Account. This amount is computed on a daily basis and is equal to an annual rate of 0.15% of the daily net assets of the Variable Account. The Company will not increase charges for administration of the Contracts regardless of its actual expenses.

OPTIONAL LONG TERM CARE FACILITY AND DEATH BENEFIT RIDER CHARGES

If a Long Term Care Facility and Death Benefit Rider is chosen, the Company will deduct a charge equal to an annual rate of either 0.05% or 0.10% of the daily net assets of the Variable Account depending upon which rider was chosen (see "Death Benefit Payment"). These charges are designed to reimburse the Company for increased expenses and mortality risks.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

No deduction for sales charges is made from the Purchase Payments for these Contracts. However, if any part of the Contract Value is surrendered, the Company will, with certain exceptions, deduct a CDSC (see "Waiver of CDSC"). The CDSC will not exceed the lesser of: (1) 7% of the amount surrendered; or (2) 7% of the total of all Purchase Payments made within 84 months prior to the date of the surrender request. The CDSC, when it is applicable, will be used to cover expenses relating to the sale of the Contracts, including commissions paid to sales personnel, the costs of preparation of sales literature and other promotional activity. The Company attempts to recover its distribution costs relating to the sale of the Contracts from the CDSC. Any shortfall will be made up from the General Account of the Company, which may indirectly include portions of the Mortality and Expense Risk Charges, since the Company expects to generate a profit from these charges. The maximum amount that may be paid to a selling agent on the sale of these Contracts is 6% of Purchase Payments.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Purchase Payments that are surrendered. For purposes of calculating the CDSC, surrenders are considered to come first from the oldest Purchase Payment made to the Contract, then the next oldest Purchase Payment and so forth. For tax purposes, a surrender is usually treated as a withdrawal of earnings first.

The CDSC applies to Purchase Payments as follows:

    NUMBER OF COMPLETED                 CDSC                 NUMBER OF COMPLETED                CDSC
     YEARS FROM DATE OF              PERCENTAGE              YEARS FROM DATE OF              PERCENTAGE
      PURCHASE PAYMENT                                        PURCHASE PAYMENT
             0                           7%                           4                          4%
             1                           7%                           5                          3%
             2                           6%                           6                          2%
             3                           5%                           7                          0%

WAIVER OF CDSC

Each Contract Year, the Contract Owner may withdraw, without a CDSC the greater of:

         (a)      an amount equal to 10% of the total of all Purchase Payments;
                  or

         (b) any amount withdrawn to meet minimum Distribution requirements under the Code.

This CDSC-free withdrawal privilege is non-cumulative. Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

In addition, no CDSC will be deducted:

         (1) upon the Annuitization of Contracts which have been in force for at least two years;

         (2) upon payment of a Death Benefit pursuant to the death of the Annuitant; or

         (3) from any values which have been held under a Contract for at least 84 months.

No CDSC applies upon the transfer of values among the Sub-Accounts or between or among the GTOs, the Fixed Account and the Variable Account. When a Contract described in this prospectus is exchanged for another Contract issued by the Company or any of its affiliated insurance companies, of the type and class which the Company determines is eligible for such exchange, the Company may waive the CDSC on the first Contract. A CDSC may apply to the contract received in the exchange

When a Contract is held by a Charitable Remainder Trust, the amount which may be withdrawn from this Contract without application of a CDSC, will be the larger of (a) or (b), where:

         (a) is the amount which would otherwise be available for withdrawal without application of a CDSC; and where

         (b) is the difference between the total Purchase Payments made to the Contract as of the date of the withdrawal (reduced by previous withdrawals of such Purchase Payments) and the Contract Value at the close of the day prior to the date of the withdrawal.

The Contract Owner may be subject to income tax on all or a portion of any such withdrawals and to a tax penalty if the Contract Owner takes withdrawals prior to age 59 1/2 (see "Non-Qualified Contracts-Natural Persons as Contract Owners").

In no event will elimination of CDSC be permitted where such elimination will be unfairly discriminatory to any person, or where it is prohibited by state law.

PREMIUM TAXES

The Company will charge against the Contract Value any premium taxes levied by a state or any other government entity upon Purchase Payments received by the Company. Premium tax rates currently range from 0% to 3.5%. This range is subject to change. The method used to recoup premium tax will be determined by the Company at its sole discretion in compliance with state law. The Company currently deducts such charges from the Contract Value either at: (1) the time the Contract is surrendered; (2) Annuitization; or (3) such earlier date as the Company may become subject to such taxes.

                            OPERATION OF THE CONTRACT

INVESTMENTS OF THE VARIABLE ACCOUNT

The Contract Owner may have Purchase Payments allocated among one or more of the Sub-Accounts. Shares of the Underlying Mutual Fund options specified by the Contract Owner are purchased at Net Asset Value for the respective Sub-Account(s) and converted into Accumulation Units. The Contract Owner may change the allocation of Purchase Payments or may exchange amounts among the Sub-Accounts. Such transactions may be subject to conditions imposed by the Underlying Mutual Funds, as well those set forth in the Contract.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Purchase Payments are allocated to the Fixed Account, GTOs or to one or more Sub-Accounts in accordance with the designation of the Underlying Mutual Funds by the Contract Owner and converted into Accumulation Units.

The initial first year Purchase Payment for Contracts issued as Non-Qualified Contracts, IRAs, Roth IRAs or Tax Sheltered Annuities must be at least $15,000 and subsequent Purchase Payments, if any, must be at least $1,000. In addition, any amounts allocated to the GTO(s) must be at least $1,000. Please refer to the prospectus for the GTO(s) for additional details regarding Purchase Payments made to the GTO(s). For Investment-Only Contracts, the initial Purchase Payment must be at least $100,000, and subsequent Purchase Payments, if any, at least $15,000. Subsequent Purchase Payments are not permitted for Contracts issued in the state of Oregon and may not be permitted in other states under certain circumstances.

The cumulative total of all purchase payments under contracts issued by the Company on the life of any Annuitant may not exceed $1,000,000 without prior consent of the Company.

The initial Purchase Payment allocated to designated Sub-Accounts will be priced no later than 2 business days after receipt of an order to purchase, if the application and all information necessary for processing the purchase order are complete. The Company may, however, retain the Purchase Payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be made complete within 5 business days, the prospective purchaser will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the prospective purchaser specifically consents to the Company retaining the Purchase Payment until the application is complete. Thereafter, subsequent Purchase Payments will be priced on the basis of the Accumulation Unit value next computed for the appropriate Sub-Account after the additional Purchase Payment is received.

Purchase Payments will not be priced on the following nationally recognized holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas.

VALUE OF AN ACCUMULATION UNIT

The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

NET INVESTMENT FACTOR

The net investment factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

         (a)      is the net of:

                  (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period; and

                  (2) the per share amount of any dividend or capital gain Distributions made by the Underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

         (b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period.

         (c) is a factor representing the daily Mortality Risk Charge and Expense Risk Charge. Such factor is equal to an annual rate of 0.95% of the daily net assets of the Variable Account (1.00% or 1.05% if one of the optional Long Term Care Facility and Death Benefit Riders is chosen).

The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares because of the deduction for the Mortality Risk Charge and Expenses Risk Charge, and if applicable, the Long Term Care Facility and Death Benefit Rider Charge.

DETERMINING THE CONTRACT VALUE

The Contract Value is the sum of the value of all Accumulation Units, amounts allocated and credited to the Fixed Account, and amounts allocated and credited to a GTO which may be subject to a Market Value Adjustment. The number of Accumulation Units credited to each Sub-Account is determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account for the Valuation Period during which the Purchase Payment is received by the Company. If part or all of the Contract Value is surrendered or charges or deductions are made against the Contract Value, an appropriate number of Accumulation Units and an appropriate amount from the Fixed Account and the GTOs will be deducted in the same proportion that the Contract Owner's interest in each of the Sub-Accounts, the Fixed Account and the GTOs bears to the total Contract Value.

RIGHT TO REVOKE

The Contract Owner has a ten day free look to examine the Contract. Within ten days of the date the Contract is received, it may be returned for any reason to the Home Office at the address shown on page 1 of this prospectus. If the Contract is returned to the Company in a timely manner, the Company will void the Contract and refund the Contract Value in full, unless otherwise required by law. State and/or federal law may provide additional free look privileges.
All IRA and Roth IRA refunds will be return of Purchase Payments.

The liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation. Any additional amounts refunded to the Contract Owner will be paid by the Company.

TRANSFERS

The Contract Owner may request a transfer of up to 100% of the combined value of any GTO allocation and the Variable Account value to the Fixed Account, without penalty or adjustment. Transfers from a GTO prior to maturity are subject to a Market Value Adjustment. The Company reserves the right to restrict transfers from the Variable Account to the Fixed Account to 10% of the combined value of any GTO allocation and the Variable Account Contract Value for any 12 month period. All amounts transferred to the Fixed Account must remain on deposit in the Fixed Account until the expiration of the current Interest Rate Guarantee Period. In addition, transfers from the Fixed Account may not be made prior to the end of the then current Interest Rate Guarantee Period. The Interest Rate Guarantee Period for any amount allocated to the Fixed Account expires on the final day of a calendar quarter during which the one year anniversary of the allocation to the Fixed Account occurs. For all transfers involving the Variable Account, the Contract Owner's value in each Sub-Account will be determined as of the date the transfer request is received in the Home Office in good order. The Company reserves the right to refuse transfers or Purchase Payments into the Fixed Account if the Fixed Account is greater than or equal to 30% of the total Contract Value. Once the Contract has been Annuitized, transfers may only be made on each anniversary of the Annuitization Date.

The Contract Owner may at the maturity of an Interest Rate Guarantee Period, transfer a portion of the value of the Fixed Account to the Variable Account or to a GTO. The amount that may be transferred from the Fixed Account to the Variable Account or to a GTO will be determined by the Company, at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing. The amount that may be transferred from the Fixed Account will be declared upon the expiration date of the then current Interest Rate

Guarantee Period. Transfers from the Fixed Account must be made within 45 days after the expiration date of the guarantee period. Contract Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account (but not to GTOs) under the terms of that agreement.

Transfers may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Contract Owners automatically without the Contract Owner's election. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions, and providing written confirmation thereof to both the Contract Owner and any agent of record, at the last address of record; or such other procedures as the Company may deem reasonable. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine will be borne by the Contract Owner.

Contracts described in this prospectus may be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Contract Owners to make transfers and exchanges among the Sub-Accounts on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Contract Owners not utilizing market timing services.

Accordingly, the right to exchange Contract Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Contract Owners. THE RIGHTS OF INDIVIDUAL CONTRACT OWNERS TO EXCHANGE CONTRACT VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE CONTRACT OWNER, OR BY THE CONTRACT OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept:

         (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or

         (2) the transfer or exchange instructions of individual Contract Owners who have executed preauthorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time.

The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Contract Owners.

CONTRACT OWNERSHIP

Unless the Contract otherwise provides, the Contract Owner has all rights under the Contract. PURCHASERS NAMING SOMEONE OTHER THAN THEMSELVES AS OWNER WILL HAVE NO RIGHTS UNDER THE CONTRACT. Prior to the Annuitization Date, the Contract Owner may name a new Contract Owner in Non-Qualified Contracts. Such change may be subject to state and federal gift taxes and may also result in federal income taxation. Any change of Contract Owner designation will automatically revoke any prior Contract Owner designation. Once proper notice of the change is recorded by the Home Office, the change will become effective as of the date the written request was signed. A change of Contract Owner will not apply and will not be effective with respect to any payment made or action taken by the Company prior to the time that the change was recorded by the Home Office.

Prior to the Annuitization Date, the Contract Owner may request a change in the Annuitant, the Contingent Annuitant, Contingent Owner, Beneficiary, or Contingent Beneficiary. Such a request must be made in writing on a form acceptable to the Company and must be signed by the Contract Owner. Such request must be received at the

Home Office prior to the Annuitization Date. Any such change is subject to review and approval by the Company. If the Contract Owner is not a natural person and there is a change of the Annuitant, Distributions will be made as if the Contract Owner died at the time of such change.

On the Annuitization Date, the Annuitant will become the Contract Owner.

JOINT OWNERSHIP

Joint Owners must be spouses at the time joint ownership is requested, unless otherwise required by law. If a Joint Owner is named, the Joint Owner will possess an undivided interest in the Contract. The exercise of any ownership right in the Contract will require a written request signed by both Joint Owners. The Company will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either Joint Owner.

CONTINGENT OWNERSHIP

The Contingent Owner is the person who may receive certain benefits under the Contract if a Contract Owner, who is not the Annuitant, dies prior to the Annuitization Date and there is no surviving Joint Owner. If no Contingent Owner survives a Contract Owner and there is no surviving Joint Owner, all rights and interest of the Contingent Owner will vest in the Contract Owner's estate. If a Contract Owner, who is also the Annuitant, dies before the Annuitization Date, the Contingent Owner will not have any rights in the Contract, unless the Contingent Owner is also the named Beneficiary.

Subject to the terms of any existing assignment, the Contract Owner may change the Contingent Owner prior to the Annuitization Date by written notice to the Company. Once proper notice of the change is recorded by the Home Office, the change will become effective as of the date the written request was signed, whether or not the Contract Owner is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

BENEFICIARY

The Beneficiary is the person(s) who may receive certain benefits under the Contract in the event the Annuitant dies prior to the Annuitization Date. If more than one Beneficiary survives the Annuitant, each will share equally unless otherwise specified in the Beneficiary designation. If no Beneficiary survives the Annuitant, all rights and interest of the Beneficiary will vest in the Contingent Beneficiary. If more than one Contingent Beneficiary survives, each will share equally unless otherwise specified in the Contingent Beneficiary designation. If no Contingent Beneficiaries survive the Annuitant, all rights and interest of the Contingent Beneficiary will vest with the Contract Owner or the estate of the last surviving Contract Owner.

Subject to the terms of any existing assignment, the Contract Owner may change the Beneficiary or Contingent Beneficiary during the lifetime of the Annuitant by written notice to the Company. Once proper notice of the change is recorded by the Home Office, the change will become effective as of the date the written request was signed, whether or not the Annuitant is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

SURRENDER (REDEMPTION)

Prior to the earlier of the Annuitization Date or the death of the Annuitant, the Company will, allow the Contract Owner to surrender a portion or all of the Contract Value. The request for surrender must be made in writing and must include the Contract when surrendering the Contract in full. In some cases the Company will require additional documentation. The Company may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

The Company will, upon receipt of any such written request, surrender a number of Accumulation Units from the Variable Account and an amount from the Fixed Account and GTOs to equal the gross dollar amount requested, less any applicable CDSC (see "Contingent Deferred Sales Charge"). In the event of a partial surrender, the Company will, unless instructed to the contrary, surrender Accumulation Units from all Sub-Accounts in which the Contract Owner has an interest, and an amount from the Fixed Account and GTOs. The number of Accumulation Units surrendered from each Sub-Account and the amount surrendered from the Fixed Account and GTOs will be in the same proportion that the Contract Owner's interest in the Sub-Accounts, Fixed Account and GTOs bears to the total Contract Value.

The Company will pay any amounts surrendered from the Sub-Accounts within 7 days. However, the Company reserves the right to suspend or postpone the date of any payment for any Valuation Period when:

         (1)      the New York Stock Exchange ("Exchange") is closed;

         (2)      trading on the Exchange is restricted;

         (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account net assets; or

         (4) the SEC, by order, permits such suspension or postponement for the protection of security holders.

The applicable rules and regulations of the SEC will govern as to whether the conditions prescribed in (2) and (3) exist.

The Contract Value on surrender may be more or less than the total of Purchase Payments made by a Contract Owner, depending on the market value of the Underlying Mutual Fund shares and Variable Account Charges.

SURRENDERS UNDER A TAX SHELTERED ANNUITY CONTRACT

Except as provided below, the Contract Owner may surrender part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Annuitant:

         A. The surrender of Contract Value attributable to contributions made pursuant to a qualified cash or deferred arrangement (within the meaning of Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)), or transfers from a Custodial Account (described in Section 403(b)(7) of the Code), may be executed only:

                  1. when the Contract Owner attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of Code Section 72(m)(7)); or

                  2. in the case of hardship (as defined for purposes of Code Section 401(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

         B. The surrender limitations described in Section A above also apply to:

                  1. salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

                  2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

                  3. all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings, and employer contributions as of December 31, 1988 in such Custodial Accounts, may be withdrawn in the case of hardship).

         C. Any Distribution other than the above, including exercise of a contractual ten day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax Sheltered Annuity.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification of a Tax Sheltered Annuity in the event of a ten day free look, the Company will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Contract Owner. The foregoing is the Company's understanding of the withdrawal restrictions which are currently applicable under Code Section 401(k)(2)(B), Code Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

LOAN PRIVILEGE

Prior to the Annuitization Date, the Contract Owner of a Tax Sheltered Annuity Contract may receive a loan from the Contract Value subject to the terms of the Contract, the Plan, and the Code, which may impose restrictions on loans.

Loans from Tax Sheltered Annuities are available beginning 30 days after the Date of Issue. The Contract Owner may borrow a minimum of $1,000, unless a lower minimum amount is mandated by state law. In non-ERISA plans, for Contract Values up to $20,000, the maximum loan balance which may be outstanding at any time is 80% of the Contract Value, but not more than $10,000. If the Contract Value is $20,000 or more, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. For ERISA plans, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. The $50,000 limit will be reduced by the highest loan balances owed during the prior one-year period. Additional loans are subject to the Contract minimum amount. The aggregate of all loans may not exceed the Contract Value limitations stated in this provision. For salary reduction Tax Sheltered Annuities, loans may only be secured by the Contract Value.

All loans are made from the collateral fixed account. An amount equal to the principal amount of the loan will be transferred to the collateral fixed account. The Company will transfer to the collateral fixed account the Sub-Account's Accumulation Units in proportion to the asset in each option until the required balance is reached or all such Accumulation Units are exhausted. Any additional requested collateral will next be transferred from the Fixed Account. Any remaining required collateral will be transferred from the GTO which may be subject to Market Value Adjustment. No withdrawal charges are deducted at the time of the loan, or on any transfers to the collateral fixed account.

Until the loan has been repaid in full, that portion of the collateral fixed account equal to the outstanding loan balance will be credited with interest at a rate 2.25% less than the loan interest rate fixed by the Company for the term of the loan. However, the interest rate credited to the collateral fixed account will never be less than 3.0%. Specific loan terms are disclosed at the time of loan application or loan issuance.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase the principal residence of the Contract Owner must be repaid within 15 years. During the loan term, the outstanding balance of the loan will continue to earn interest at an annual rate as specified in the loan agreement. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Loan repayments will be allocated among the Sub-Accounts in accordance with the Contract, unless the Contract Owner and the Company agree to amend the Contract at a later date on a case by case basis. No loan repayments less than $1,000 are permitted into the GTOs. If the proportional share of the loan repayment to the GTOs is less than $1,000, that portion of the loan repayment will be allocated to the NSAT Money Market Fund, unless the Contract Owner directs the loan repayments to be directed to the Fixed Account or another available investment option under the Variable Account.

Amounts distributed will be reduced by the amount of the loan outstanding, plus accrued interest if:

         (1)      the Contract is surrendered;

         (2)      the Contract Owner/Annuitant dies; or

         (3) the Contract Owner who is not the Annuitant dies prior to Annuitization.

In addition, the Contract Value will be reduced by the amount of any outstanding loans plus accrued interest if annuity payments begin while the loan is outstanding. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

If a loan payment is not made when due, interest will continue to accrue. A grace period may be available under the terms of the loan agreement. If a loan payment is not made when due, or by the end of the applicable grace period, the entire loan will be treated as a deemed Distribution, will be taxable to the borrower, and may be subject to the early withdrawal tax penalty. Interest will continue to accrue on the loan after default. Any defaulted amounts, plus accrued interest, will be deducted from the Contract when the participant becomes eligible for a Distribution of at least that amount. Additional loans may not be available while a previous loan remains in default.

Loans may also be subject to additional limitations or restrictions under the terms of a Tax Sheltered Annuity Plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. The Company will calculate the maximum nontaxable loan based on the information provided by the participant or the employer.

Loan repayments must be identified as such or else they will be treated as Purchase Payments and will not be used to reduce the outstanding loan principal or interest due. The Company reserves the right to modify the loan's terms or procedures if there is a change in applicable law. The Company also reserves the right to assess a loan processing fee.

IRAs, Roth IRAs and Non-Qualified Contracts are not eligible for loans.

ASSIGNMENT

The Contract Owner of a Non-Qualified Contract may assign some or all rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Once proper notice of assignment is recorded by the Home Office, the assignment will become effective as of the date the written request was signed. The Company is not responsible for the validity or tax consequences of any assignment. The Company will not be liable for any payment or other settlement made by the Company before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until the Company has received sufficient direction from the Contract Owner and assignee as to the proper allocation of Contract rights under the assignment.

Any portion of the Contract Value, which is pledged or assigned, will be treated as a Distribution and will be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which it was pledged or assigned. In addition, any Contract Value assigned may be subject to a tax penalty equal to 10% of the amount which is included in gross income. All rights in the Contract are personal to the Contract Owner and may not be assigned without written consent of the Company. Assignment of the entire Contract Value may cause the portion of the Contract Value exceeding the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

IRAs, Roth IRAs, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed by law.

                             CONTRACT OWNER SERVICES

ASSET REBALANCING- The Contract Owner may direct the automatic reallocation of Contract Values to the Sub-Accounts on a predetermined percentage basis. Asset Rebalancing will occur every three months or on another frequency authorized by the Company. If the last day of the three month period falls on a Saturday, Sunday, recognized holiday or any other day when the New York Stock Exchange is closed, the Asset Rebalancing reallocation will occur on the first business day after that day. Asset Rebalancing requests must be in writing on a form provided by the Company. The Contract Owner may want to contact a financial adviser to discuss the use of Asset Rebalancing.

Asset Rebalancing may be subject to employer imposed limitations or restrictions for Contracts issued to a Tax Sheltered Annuity Plan.

Asset Rebalancing is not available for assets held in the GTOs. Amounts transferred from the GTO prior to the expiration of the specified term are subject to a Market Value Adjustment.

The Company reserves the right to discontinue establishing new Asset Rebalancing programs. The Company also reserves the right to assess a processing fee for this service.

DOLLAR COST AVERAGING- The Contract Owner may direct the Company to automatically transfer a specified amount from the Fidelity VIP High Income Portfolio, NSAT-Government Bond Fund, NSAT-Nationwide High Income Bond Fund, NSAT-Money Market Fund or the Fixed Account to any other Sub-Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. There is no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. The minimum monthly transfer is $100. Transfers will be processed until either the value in the originating Sub-Account(s) or the Fixed Account is exhausted or the Contract Owner instructs the Home Office to cancel the transfers.

Dollar Cost Averaging transfers may not be directed to GTOs.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserves the right to assess a processing fee for this service.

SYSTEMATIC WITHDRAWALS- A Contract Owner may elect in writing to begin receiving withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. Unless otherwise instructed, the withdrawals will be taken from the Sub-Accounts and the Fixed Account on a prorated basis. Systematic Withdrawals are not available from the GTOs. A CDSC may apply (see "Contingent Deferred Sales Charge"). Unless directed otherwise by the Contract Owner, the Company will withhold federal income taxes. In addition, a 10% penalty tax may be assessed by the IRS if the Contract Owner is under age 59 1/2, unless the Contract Owner has made an irrevocable election of Distributions of substantially equal payments. Withdrawals may be discontinued at any time by notifying the Home Office in writing

If the Contract Owner withdraws amounts pursuant to a Systematic Withdrawal program, then the Contract Owner may withdraw each Contract Year without a CDSC an amount up to the greatest of: (1) 10% of the total sum of all Purchase Payments made to the Contract at the time of withdrawal; (2) an amount withdrawn in order to meet minimum Distribution requirements; or (3) the specified percentage of the Contract Value based on the Contract Owner's age, as shown in the following table:


      Contract Owner's                           Percentage of
            Age                                  Contract Value
---------------------------                   -------------------
     Under Age 59 1/2                                  5%
 Age 59 1/2 through Age 61                             7%
   Age 62 through Age 64                               8%
   Age 65 through Age 74                              10%
     Age 75 and Over                                  13%

If the total amounts withdrawn in any Contract Year exceed the CDSC-free amount as calculated under the Systematic Withdrawal method described above, then such total withdrawn amounts will be eligible only for the 10% of Purchase Payment CDSC-free withdrawal privilege described in the "Contingent Deferred Sales Charge" section, and the total amount of CDSC charged during the Contract Year will be determined in accordance with that provision.

The Contract Value and the Contract Owner's age for purposes of applying the CDSC-free withdrawal percentage described in this provision are determined as of the date the request for a Systematic Withdrawal program is received and recorded by the Home Office. (In the case of Joint Owners, the older Owner's age will be used.) Furthermore, this CDSC-free withdrawal privilege for Systematic Withdrawals is non-cumulative. Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

The Company reserves the right to discontinue establishing new Systematic Withdrawal programs. The Company also reserves the right to assess a processing fee for this service. Systematic Withdrawals are not available prior to the expiration of the ten day free look provision of the Contract (see "Right to Revoke").

          ANNUITY PAYMENT PERIOD, DEATH BENEFIT AND OTHER DISTRIBUTIONS

ANNUITY COMMENCEMENT DATE

An Annuity Commencement Date will be selected. Such date will be the first day of a calendar month unless otherwise agreed upon. The date must be at least 2 years after the Date of Issue. In the event the Contract is issued subject to the terms of a Qualified Plan or Tax Sheltered Annuity Plan, Annuitization may occur during the first 2 years subject to approval by the Company.

The Annuity Commencement Date may be changed by the Contract Owner in writing subject to approval by the Company.

ANNUITIZATION

Annuitization is irrevocable once payments have begun. When making an Annuitization election, the Annuitant must choose:

         (1)      an Annuity Payout Option; and

         (2) either a Fixed Payment Annuity, Variable Payment Annuity or an available combination.

Payments under a Fixed Payment Annuity are guaranteed by the Company as to the dollar amount during the annuity payment period. The dollar amount of each payment under a Variable Payment Annuity will vary depending on the performance of the selected Underlying Mutual Fund options. The dollar amount of each variable payment could be higher or lower than a previous payment.

FIXED PAYMENT ANNUITY - FIRST AND SUBSEQUENT PAYMENTS

The first payment under a Fixed Payment Annuity will be determined by applying the portion of the total Contract Value specified by the Contract Owner to the Fixed Payment Annuity table then in effect for the Annuity Payment Option elected, after deducting any applicable premium taxes from the total Contract Value. This will be done at the Annuitization Date on an age last birthday basis. Subsequent payments will remain level unless the Annuity Payment Option elected provides otherwise. The Company does not credit discretionary interest paid by the Company to payments during the annuity payment period.

VARIABLE PAYMENT ANNUITY - FIRST AND SUBSEQUENT PAYMENTS

The first payment under a Variable Payment Annuity will be determined by applying the portion of the total Contract Value specified by the Contract Owner to the Variable Payment Annuity table then in effect for the Annuity Payment Option elected, after deducting any applicable premium taxes from the total Contract Value. This will be done at the Annuitization Date on an age last birthday basis. The dollar amount of the first payment is divided by the value of an Annuity Unit as of the Annuitization Date to establish the number of Annuity Units representing each monthly annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent payments is not predetermined and may change from month to month. The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the Valuation Period in which the payment is due. The Company guarantees that the dollar amount of each payment after the first will not be affected by variations in mortality experience from mortality assumptions used to determine the first payment.

VARIABLE PAYMENT ANNUITY - ASSUMED INVESTMENT RATE

A 3.5% assumed investment rate is built into the Variable Payment Annuity purchase rate basis in the Contracts. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3.5%, the annuity payments will be level.

VARIABLE PAYMENT ANNUITY - VALUE OF AN ANNUITY UNIT

The value of an Annuity Unit for a Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit value from the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated, and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum built into the Variable Payment Annuity purchase rate basis in the Contracts (see "Net Investment Factor").

VARIABLE PAYMENT ANNUITY - EXCHANGES AMONG UNDERLYING MUTUAL FUND OPTIONS

During the annuity payment period, exchanges among the Underlying Mutual Fund options must be made in writing and the exchange will take place on the anniversary of the Annuitization Date.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Payments will be made based on the Annuity Payment Option selected. However, if the net amount available under any Annuity Payment Option is less than $500, the Company will have the right to pay such amount in one lump sum in lieu of periodic annuity payments. In addition, if the payments to be provided would be or become less than $20, the Company will have the right to change the frequency of payments to such intervals as will result in payments of at least $20. In no event will the Company make payments under an annuity option less frequently than annually.

ANNUITY PAYMENT OPTIONS

The Contract Owner may, upon prior written notice to the Company, at any time prior to the Annuitization Date, elect one of the following Annuity Payment
Options:

         (1) Life Annuity-An annuity payable periodically, but at least annually, during the lifetime of the Annuitant, ending with the last payment due prior to the death of the Annuitant. FOR EXAMPLE, IF THE ANNUITANT DIES BEFORE THE SECOND ANNUITY PAYMENT DATE, THE ANNUITANT WILL RECEIVE ONLY ONE ANNUITY PAYMENT. THE ANNUITANT WILL ONLY RECEIVE TWO ANNUITY PAYMENTS IF HE OR SHE DIES BEFORE THE THIRD ANNUITY PAYMENT DATE AND SO ON.

         (2) Joint and Last Survivor Annuity-An annuity payable periodically, but at least annually, during the joint lifetimes of the Annuitant and designated second individual and continuing thereafter during the lifetime of the survivor. AS IS THE CASE UNDER OPTION 1 ABOVE, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

         (3) Life Annuity With 120 or 240 Monthly Payments Guaranteed-An annuity payable monthly during the lifetime of the Annuitant. If the Annuitant dies before all of the guaranteed payments have been made, payments will continue to be made for the remainder of the selected guaranteed period to a designee chosen by the Annuitant at the time the Annuity Payment Option was elected.

         Alternatively, the designee may elect to receive the present value of any remaining guaranteed payments in a lump sum. The present value will be computed as of the date on which the Company receives the notice of the Annuitant's death

Some of the stated Annuity Options may not be available in all states. The Contract Owner may request an alternative option prior to the Annuitization Date subject to approval by the Company.

For Non-Qualified Contracts, no Distribution will be made until an Annuity Payment Option has been elected. IRAs and Tax Sheltered Annuities are subject to the "minimum distribution" requirements set forth in the plan, Contract, or Code.

DEATH OF CONTRACT OWNER - NON-QUALIFIED CONTRACTS

For Non-Qualified Contracts, if the Contract Owner and the Annuitant are not the same and a Contract Owner dies prior to the Annuitization Date, then the Joint Owner, if any, becomes the new Contract Owner. If there is no surviving Joint Owner, the Contingent Owner becomes the new Contract Owner. If there is no surviving Contingent Owner, the last surviving Contract Owner's estate becomes the Contract Owner. The entire interest in the Contract Value, less any applicable deductions (which may include a CDSC), must be distributed in accordance with the provisions of "Required Distributions for Non-Qualified Contracts".

DEATH OF ANNUITANT - NON-QUALIFIED CONTRACTS

If the Contract Owner and Annuitant are not the same, and the Annuitant dies prior to the Annuitization Date, a Death Benefit will be payable to the Beneficiary, the Contingent Beneficiary, the Contract Owner, or the last surviving Contract Owner's estate, as specified in the "Beneficiary" provision, unless there is a surviving Contingent Annuitant. In such case, the Contingent Annuitant becomes the Annuitant and no Death Benefit is payable.

The Beneficiary may elect to receive the Death Benefit:

         (1)      in a lump sum Distribution;

         (2)      as an annuity payout; or

         (3) in any Distribution permitted by law and approved by the Company.

An election must be received by the Company within 60 days of the Annuitant's death. If the Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected Annuity Payment Option.

DEATH OF CONTRACT OWNER/ANNUITANT

If any Contract Owner and Annuitant are the same person, and the Annuitant dies before the Annuitization Date, a Death Benefit will be payable to the Beneficiary, the Contingent Beneficiary, the Contract Owner, or the last surviving Contract Owner's estate, as specified in the "Beneficiary" provision and in accordance with the appropriate "Required Distributions" provisions.

If the Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected Annuity Payment Option.

DEATH BENEFIT PAYMENT

At the time of application, Contract Owners may select one of three death benefits available under the Contract as listed below (not all death benefit options riders may be available in all states at the time of application). If no selection is made at the time of application, the Death Benefit will be the Five-Year Reset Death Benefit (Standard Contractual Death Benefit).

The Death Benefit value is determined as of the Valuation Date at or next following the date the Home Office receives:

         (1)      proper proof of the Annuitant's death;

         (2)      an election specifying the Distribution method; and

         (3)      any state required form(s).

         FIVE-YEAR RESET DEATH BENEFIT (STANDARD CONTRACTUAL DEATH BENEFIT)

         If the Annuitant dies at any time prior to the Annuitization Date, the dollar amount of the death benefit will be the greatest of:

                  (1)      the Contract Value;

                  (2) the total of all Purchase Payments made to the Contract, less an adjustment for amounts surrendered; or

                  (3) the Contract Value as of the most recent five year Contract Anniversary before the Annuitant's 86th birthday, less an adjustment for amounts surrendered, plus Purchase Payments received after that Contract Anniversary.

         The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

         No additional charge will be assessed to the Contract Owner for election of the Five-Year Reset Death Benefit (Standard Contractual Death Benefit).

         ONE-YEAR STEP UP DEATH BENEFIT (RIDER OPTION 1)

         If the Annuitant dies at any time prior to the Annuitization Date, the dollar amount of the death benefit will be the greatest of:

                  (1)      the Contract Value;

                  (2) the total of all Purchase Payments, less an adjustment for amounts surrendered; or

                  (3) the highest Contract Value on any Anniversary Date before the Annuitant's 86th birthday, less an adjustment for amounts surrendered, plus Purchase Payments received after that Contract Anniversary.

         The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

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
         For this Death Benefit Option, the Company deducts a charge at an annual rate of 0.05% of the daily net assets of the Variable Account. This charge is designed only to reimburse the Company for increases in the mortality and expense risks, and consequently the Company may lower this charge at any time without prior notice to the Contract Owner. However, the Company may generate a profit from this charge.

         5% ENHANCED DEATH BENEFIT (RIDER OPTION 2)

         If the Annuitant dies at any time prior to Annuitization Date, the dollar amount of the death benefit will be the greater of:

                  (1)      the Contract Value; or

                  (2) the total of all Purchase Payments, less any amounts surrendered, accumulated at 5% simple interest from the date of each Purchase Payment or surrender to the most recent Contract Anniversary Date prior to the Annuitant's 86th birthday, less an adjustment for amounts surrendered, plus Purchase Payments received since that anniversary.

         The total accumulated amount will not exceed 200% of the net of Purchase Payments and amounts surrendered. The adjustment for amounts subsequently surrendered after the most recent Contract Anniversary Date will reduce the 5% interest anniversary value in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

         For this Death Benefit Rider Option, the Company deducts a charge at an annual rate of 0.10% of the daily net assets of the Variable Account. This charge is designed only to reimburse the Company for increases in the mortality and expense risks, and consequently, the Company may lower this charge at any time without prior notice to the Contract Owner. However, the Company may generate a profit from this charge.

FOR ANY DEATH BENEFIT OPTION SELECTED, IF THE ANNUITANT DIES AFTER THE ANNUITIZATION DATE, ANY PAYMENT THAT MAY BE PAYABLE WILL BE DETERMINED ACCORDING TO THE SELECTED ANNUITY PAYMENT OPTION.

LONG TERM CARE FACILITY PROVISIONS

For those Contracts which have elected a Long Term Care Facility and Death Benefit Rider at the time of application, the following Long Term Care Facility provisions also apply. Beginning at the third Contract Anniversary Date, surrender charges on withdrawals will not apply if a Contract Owner has been confined to a Long Term Care Facility or Hospital for a continuous 90 day period which has commenced any time after the Contract Issue Date. In addition, upon receipt of a Physician's letter at the Home Office, no surrender charges will be deducted upon withdrawals if any Contract Owner has been diagnosed by that Physician to have a Terminal Illness.

For those Contracts which have established a non-natural person as Contract Owner for the benefit of a natural person, the Annuitant may exercise the rights as Contract Owner for the purposes described in this provision. IF THE NON-NATURAL CONTRACT OWNER HAS NOT BEEN ESTABLISHED FOR THE BENEFIT OF A PERSON (E.G., THE CONTRACT OWNER IS A CORPORATION OR A TRUST FOR THE BENEFIT OF AN ENTITY), THE ANNUITANT MAY NOT EXERCISE THE RIGHTS DESCRIBED IN THIS PROVISION.

The Contract Owner may be subject to income tax on all or a portion of any such withdrawals and to a tax penalty if the Contract Owner takes withdrawals prior to age 59 1/2 (see "Non-Qualified Contracts - Natural Persons as Contract Owners").

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

Upon the death of any Contract Owner or Joint Owner (including an Annuitant who becomes the Contract Owner on the Annuitization Date), certain distributions for Non-Qualified Contracts are required by Section 72(s) of the Code. Notwithstanding any provision of the Contract to the contrary, the following distributions will be made in accordance with such requirements:

         1. If any Contract Owner dies on or after the Annuitization Date and before the entire interest under the Contract has been distributed, then the remaining interest will be distributed at least as rapidly as under the method of distribution in effect as of the date of the Contract Owner's death.

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
         2. If any Contract Owner dies prior to the Annuitization Date, then the entire interest in the Contract (consisting of either the Death Benefit or the Contract Value reduced by certain charges as set forth elsewhere in the Contract) will be distributed within 5 years of the death of the Contract Owner, provided however:

                  (a) any interest payable to or for the benefit of a natural person (referred to herein as a "designated beneficiary"), may be distributed over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary. Payments must begin within one year of the date of the Contract Owner's death unless otherwise permitted by federal income tax regulations; and

                  (b) if the designated beneficiary is the surviving spouse of the deceased Contract Owner, the spouse may elect to become the Contract Owner in lieu of receiving a Death Benefit, and any distributions required under these distribution rules will be made upon the death of the spouse.

In the event that this Contract is owned by a person that is not a natural person (e.g., a trust or corporation), then, for purposes of these distribution provisions:

                  (a) the death of the Annuitant will be treated as the death of any Contract Owner;

                  (b) any change of the Annuitant will be treated as the death of any Contract Owner; and

                  (c) in either case the appropriate distribution required under these distribution rules will be made upon the death or change, as the case may be. The Annuitant is the primary annuitant as defined in Section 72(s)(6)(B) of the Code.

These distribution provisions will not be applicable to any Contract that is not required to be subject to the provisions of 72(s) of the Code by reason of
Section 72(s)(5) or any other law or rule.

Upon the death of a Contract Owner, the designated beneficiary must elect a method of distribution which complies with the above distribution provisions and which is acceptable to the Company. Such election must be received by the Company within 60 days of the Contract Owner's death.

REQUIRED DISTRIBUTIONS FOR TAX SHELTERED ANNUITIES

Amounts in a Tax Sheltered Annuity Contract will be distributed in a manner consistent with the Minimum Distribution and Incidental Benefit (MDIB) provisions of Section 401(a)(9) of the Code and applicable regulations. Amounts will be paid, notwithstanding anything else contained herein, to the Annuitant under the Annuity Payments Option selected, over a period not exceeding:

                  (a) the life of the Annuitant or the joint lives of the Annuitant and the Annuitant's designated beneficiary under the selected Annuity Payment Option; or

                  (b) a period not extending beyond the life expectancy of the Annuitant or the joint life expectancies of the Annuitant and the Annuitant's designated beneficiary under the selected annuity Payment Option.

No Distributions will be required from this Contract if Distributions otherwise required from this Contract are being withdrawn from another Tax Sheltered Annuity Contract of the Annuitant.

If the Annuitant's entire interest in a Tax Sheltered Annuity is to be distributed in equal or substantially equal payments over a period described in
(a) or (b) above, such payments will commence on the required beginning date, which is the later of:

                  (a) the first day of April following the calendar year in which the Annuitant attains age 70 1/2; or

                  (b)      when the Annuitant retires.

However, provision (b) does not apply to any employee who is a 5% Owner (as defined in Section 416 of the Code) with respect to the plan year ending in the calendar year in which the employee attains the age of 70 1/2.

If the Annuitant dies prior to the commencement of his or her Distribution, the interest in the Tax Sheltered Annuity must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs unless:

                  (a) the Annuitant names his or her surviving spouse as the Beneficiary and the spouse elects to receive Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Annuitant would have attained age 70 1/2; or

                  (b) the Annuitant names a Beneficiary other than his or her surviving spouse and the Beneficiary elects to receive a Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Annuitant dies.

If the Annuitant dies after Distribution has commenced, the Distribution must continue at least as rapidly as under the schedule being used prior to his or her death.

Payments commencing on the required beginning date will not be less than the lesser of the quotient obtained by dividing the entire interest of the Annuitant by the life expectancy of the Annuitant, or the joint life expectancies of the Annuitant and the Annuitant's designated beneficiary (if the Annuitant dies prior to the required beginning date) or the Beneficiary under the selected Annuity Payment Option (if the Annuitant dies after the required beginning date) whichever is applicable under the applicable minimum distribution or MDIB provisions. Life expectancy and joint life expectancies are computed by the use of return multiples contained in Section 1.72-9 of the Treasury Regulations.

If amounts distributed to the Annuitant are less than those mentioned above, a penalty tax of 50% is levied on the excess of the amount that should have been distributed for that year over the amount that actually was distributed for that year.

REQUIRED DISTRIBUTIONS FOR IRAS

Distributions from an IRA must begin no later than April 1 of the calendar year following the calendar year in which the Contract Owner attains age 70 1/2. Distribution may be payable in a lump sum or in substantially equal payments over:

         (a) the Contract Owner's life or the lives of the Contract Owner and his or her spouse or designated beneficiary; or

         (b) a period not extending beyond the life expectancy of the Contract Owner or the joint life expectancy of the Contract Owner and the Contract Owner's designated beneficiary.

If the Contract Owner dies prior to the commencement of his or her Distribution, the interest in the IRA must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs, unless:

         (a) The Contract Owner names his or her surviving spouse as the Beneficiary and such spouse elects to:

                  (i) treat the annuity as an IRA established for his or her benefit; or

                  (ii) receive Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Contract Owner would have attained age 70 1/2; or

         (b) The Contract Owner names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Contract Owner dies.

No Distribution will be required from this Contract if Distributions otherwise required from this Contract are being withdrawn from another Individual Retirement Annuity or IRA of the Contract Owner.

If the Contract Owner dies after Distribution has commenced, Distribution must continue at least as rapidly as under the schedule being used prior to his or her death, except that a surviving spouse who is the beneficiary under the Annuity Payment Option, may treat the Contract as his or her own, in the same manner as is described in section (a)(i) of this provision.

If the amounts distributed to the Contract Owner are less than those mentioned above, a penalty tax of 50% is levied on the excess of the amount that should have been distributed for that year over the amount that actually was distributed for that year.

A pro-rata portion of all Distributions will be included in the gross income of the person receiving the Distribution and taxed at ordinary income tax rates. The portion of the Distribution which is taxable is based on the ratio between the amount by which non-deductible Purchase Payments exceed prior non-taxable Distributions and total account balances at the time of the Distribution. The owner of an IRA must annually report the amount of non-deductible Purchase Payments, the amount of any Distribution, the amount by which non-deductible Purchase Payments for all years exceed non-taxable Distributions for all years, and the total balance of all IRAs.

IRA Distributions will not receive the benefit of the tax treatment of a lump sum Distribution from a Qualified Plan. If the Contract Owner dies prior to the time Distribution of his or her interest in the annuity is completed, the balance will also be included in his or her gross estate.

REQUIRED DISTRIBUTIONS FOR ROTH IRAS

Distributions from a Roth IRA, unlike other IRAs, are not required to commence during the lifetime of the Contract Owner.

Upon the death of the Contract Owner, the Contract Owner's interest in the Roth IRA must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs, unless:

         (a) The Contract Owner names his or her surviving spouse as the Beneficiary and such spouse elects to:

                  (i) treat the annuity as a Roth IRA established for his or her benefit; or

                  (ii) receive Distribution of the account in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year following the year in which the Contract Owner would have attained age 70 1/2; or

         (b) The Contract Owner names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the Contract in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the following year in which the Contract Owner dies.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "nonqualified distributions" (see "Federal Income Taxes").

                           FEDERAL TAX CONSIDERATIONS

FEDERAL INCOME TAXES

The Company does not make any guarantee regarding the tax status for any Contract or any transaction involving the Contracts. Contract Owners should consult a financial consultant, legal counsel or tax advisor to discuss in detail the taxation and the use of the Contracts.

Section 72 of the Code governs federal income taxation of annuities in general. That section sets forth different rules for: (1) IRAs; (2) Roth IRAs; (3) Tax Sheltered Annuities; and (4) Non-Qualified Contracts. Each type of annuity is discussed below.

Distributions to participants from Tax Sheltered Annuities are generally taxed when received. A portion of each Distribution is excludable from income based on a formula required by the Code. The formula required by the Code excludes from income an amount equal to the investment in the Contract divided by the number of anticipated payments, as determined pursuant to Section 72(d) of the Code, until the full investment in the Contract is recovered; thereafter, all Distributions are fully taxable.

Distributions from IRAs and Contracts owned by Individual Retirement Accounts are generally taxed when received. The portion of each such payment which is excludable is based on the ratio between the amount by which nondeductible Purchase Payments to all the Contracts exceeds prior non-taxable Distributions from such Contracts, and the total account balances in such Contracts at the time of the Distribution. The owner of such IRAs or the Annuitant under Contracts held by Individual Retirement Accounts must annually report to the IRS the amount of nondeductible Purchase Payments, the amount of any Distribution, the amount by which nondeductible Purchase Payments for all years exceed non-taxable Distributions for all years, and the total balance in all IRAs and Individual Retirement Accounts.

Distributions of earnings from Roth IRAs are taxable or nontaxable, depending upon whether they are "qualified distributions" or "nonqualified distributions." A "qualified distribution" is one that satisfies the five year rule and meets one of the following four requirements: (i) it is made on or after the date on which the Contract Owner attains the age of 59 1/2; (ii) it is made to a Beneficiary (or the Contract Owner's estate) on or after the death of the Contract Owner; (iii) it is attributable to the Contract Owner's disability; or
(iv) it is a qualified first-time homebuyer distribution (as defined in Section 72(t)(2)(F) of the Code). If the Roth IRA does not have any qualified rollover contributions from a retirement plan other than a Roth IRA (or income allocable thereto), the five year rule is satisfied if the Distribution is not made within the five year period beginning with the first contribution to the Roth IRA. If the Roth IRA has any qualified rollover contributions from a retirement plan other than a Roth IRA (or income allocable thereto), the five year rule is satisfied if the Distribution is not made within the five taxable year period commencing with the taxable year in which the qualified rollover contribution was made.

A nonqualified distribution is any Distribution that is not a qualified distribution.

A qualified distribution is not included in gross income for federal income tax purposes. A nonqualified distribution is not includible in gross income to the extent that such Distribution, when added to all previous Distributions, does not exceed that aggregate amount of contributions made to the Roth IRA. Any nonqualified distribution in excess of the aggregate amount of contributions will be included in the Contract Owner's gross income in the year that is distributed to the Contract Owner.

Taxable Distributions will not receive the benefit of the tax treatment of a lump sum Distribution from a Qualified Plan. If the Contract Owner dies prior to the complete Distribution of the Contract, the balance will also be included in the Contract Owner's gross estate for tax purposes.

A change of the Annuitant or Contingent Annuitant may be treated by the IRS as a taxable transaction.

PUERTO RICO

Under the Puerto Rico tax code, Distributions from a Non-Qualified Contract prior to Annuitization are treated as nontaxable return of principal until the principal is fully recovered; thereafter, all Distributions are fully taxable. Distributions after Annuitization are treated as part taxable income and part nontaxable return of principal. The amount excluded from gross income after Annuitization is equal to the amount of the Distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded; thereafter, the entire Distribution is included in gross income. Puerto Rico does not impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from Distributions of income. A personal adviser should be consulted.

NON-QUALIFIED CONTRACTS - NATURAL PERSONS AS CONTRACT OWNERS

The rules applicable to Non-Qualified Contracts provide that a portion of each annuity payment received is excludable from taxable income based on the ratio between the Contract Owner's investment in the Contract and the expected return on the Contract until the investment has been recovered; thereafter the entire amount is includible in income. The maximum amount excludable from income is the investment in the Contract. If the Annuitant dies prior to excluding from income the entire investment in the Contract, the Annuitant's final tax return may reflect a deduction for the balance of the investment in the Contract.

Distributions made from the Contract prior to the Annuitization Date are taxable to the Contract Owner to the extent that the cash value of the Contract exceeds the Contract Owner's investment at the time of the Distribution. Distributions, for this purpose, include partial surrenders, dividends, loans, or any portion of the Contract which is assigned or pledged; or for Contracts issued after April 22, 1987, any portion of the Contract transferred by gift. For these purposes, a transfer by gift may occur upon Annuitization if the Contract Owner and the Annuitant are not the same individual. In determining the taxable amount of a Distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during any 12 month period will be treated as one annuity contract. Additional limitations on the use of multiple contracts may be imposed by Treasury Regulations. Distributions prior to the Annuitization Date with respect to that portion of the Contract invested prior to August 14, 1982, are treated first as a recovery of the investment in the Contract as of that date. A Distribution in excess of the amount of the investment in the Contract as of August 14, 1982, will be treated as taxable income.

The Tax Reform Act of 1986 has changed the tax treatment of certain Non-Qualified Contracts held by entities other than individuals. Such entities are taxed currently on the earnings on the Contract which are attributable to contributions made to the Contract after February 28, 1986. There are exceptions for immediate annuities and certain Contracts owned for the benefit of an individual. An immediate annuity, for purposes of this discussion, is a single premium Contract on which payments begin within one year of purchase. If this Contract is issued as the result of an exchange described in Section 1035 of the Code, for purposes of determining whether the Contract is an immediate annuity, it will generally be considered to have been purchased on the purchase date of the contract given up in the exchange.

Code Section 72 also provides for a penalty tax, equal to 10% of the portion of any Distribution that is includible in gross income, if such Distribution is made prior to attaining age 59 1/2. The penalty tax does not apply if the Distribution is attributable to the Contract Owner's death, disability or one of a series of substantially equal periodic payments made over the life or life expectancy of the Contract Owner (or the joint lives or joint life expectancies of the Contract Owner and the beneficiary selected by the Contract Owner to receive payment under the Annuity Payment Option selected by the Contract Owner) or for the purchase of an immediate annuity, or is allocable to an investment in the Contract before August 14, 1982. A Contract Owner wishing to begin taking Distributions to which the 10% tax penalty does not apply should forward a written request to the Company. Upon receipt of a written request from the Contract Owner, the Company will inform the Contract Owner of the procedures pursuant to Company policy and subject to limitations of the Contract including but not limited to first year withdrawals. Such election shall be irrevocable and may not be amended or changed.

In order to qualify as an annuity contract under Section 72 of the Code, the contract must provide for Distribution of the entire contract to be made upon the death of a Contract Owner. If a Contract Owner dies prior to the Annuitization Date, then the Joint Owner, the Contingent Owner or other named recipient must receive the Distribution within 5 years of the Contract Owner's death. However, the recipient may elect for payments to be made over his or her life or life expectancy provided that such payments begin within one year from the death of the Contract Owner. If the Joint Owner, Contingent Owner or other named recipient is the surviving spouse, the spouse may be treated as the Contract Owner and the Contract may be continued throughout the life of the surviving spouse. In the event the Contract Owner dies on or after the Annuitization Date and before the entire interest has been distributed, the remaining portion must be distributed at least as rapidly as under the method of Distribution being used on the date of the Contract Owner's death (see "Required Distribution For Qualified Plans and Tax Sheltered Annuities"). If the Contract Owner is not a natural person, the death of the Annuitant (or a change in the Annuitant) will result in a Distribution pursuant to these rules, regardless of whether a Contingent Annuitant is named.

The Code requires that any election to receive an annuity in lieu of a lump sum payment must be made within 60 days after the lump sum becomes payable (generally, the election must be made within 60 days after the death of a Contract Owner or the Annuitant). If the election is made more than 60 days after the lump sum first becomes payable, the election will be ignored for tax purposes, and the entire amount of the lump sum will be subject to immediate tax. If the election is made within the 60 day period, each Distribution will be taxable when it is paid.

NON-QUALIFIED CONTRACTS - NON-NATURAL PERSONS AS CONTRACT OWNERS

The foregoing discussion of the taxation of Non-Qualified Contracts applies to Contracts owned (or, pursuant to Section 72(u) of the Code, deemed to be owned) by individuals.

As a general rule, contracts owned by corporations, partnerships, trusts, and similar entities ("non-natural persons"), rather than by one or more individuals, are not treated as annuity contracts for most purposes under the Code; in particular, they are not treated as annuity contracts for purposes of
Section 72. Therefore, the taxation rules for Distributions, as described above, do not apply to Non-Qualified Contracts owned by non-natural persons. Rather the income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned, and is not deferred, even if the income is not distributed out of the Contract to the Contract Owner.

The foregoing non-natural person rule does not apply to all entity-owned contracts. A Contract that is owned by a non-natural person as an agent for an individual is treated as owned by the individual. This exception does not apply, however, to a non-natural person who is an employer that holds the Contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural person rules also do not apply to a Contract that is:

         (a) acquired by the estate of a decedent by reason of the death of the decedent;

         (b) issued in connection with certain qualified retirement plans and individual retirement plans;

         (c)      used in connection with certain structured settlements;

         (d) purchased by an employer upon the termination of certain qualified retirement plans; or

         (e)      an immediate annuity.

IRAS AND TAX SHELTERED ANNUITIES

Contract Owners seeking information regarding eligibility, limitations on permissible amounts of Purchase Payments, and the tax consequences of distributions from IRAs and Tax Sheltered Annuities should seek competent advice; the terms of such plans may limit the rights available under the Contracts.

Pursuant to Section 403(b)(1)(E) Code, a Contract that is issued as a Tax-Sheltered Annuity is required to limit the amount of the Purchase Payment for any year to an amount that does not exceed the limit set forth in Section 402(g) of the Code, as it is from time to time increased to reflect increases in the cost of living. This limit may be reduced by any deposits, contributions or payments made to any other Tax-Sheltered Annuity or other plan, contract or arrangement by or on behalf of the Contract Owner.

The Code permits the rollover of most Distributions from Qualified Plans to IRAs. Most Distributions from Tax-Sheltered Annuities may be rolled into another Tax-Sheltered Annuity, IRAs, or an Individual Retirement Account. Distributions that may not be rolled over are those which are:

         (a) one of a series of substantially equal annual (or more frequent) payments made:

                  (i)      over the life (or life expectancy) of the Contract
                           Owner;

                  (ii) over the joint lives (or joint life expectancies) of the Contract Owner and the Contract Owner's designated Beneficiary; or

                  (iii)    for a specified period of ten years or more; or

         (b)      a required minimum distribution.

Any Distribution eligible for rollover will be subject to federal tax withholding at a rate of twenty percent (20%) unless the Distribution is transferred directly to an appropriate plan as described above.

Individual Retirement Accounts and IRAs may not provide life insurance benefits. If the Death Benefit exceeds the greater of the cash value of the Contract or the sum of all Purchase Payments (less any surrenders), it is possible the IRS could determine that the Individual Retirement Account or IRA did not qualify for the desired tax treatment.

ROTH IRAS

The Contract may be purchased as a Roth IRA. The Contract Owner should seek competent advice as to the tax consequences associated with the use of a Contract as a Roth IRA, for information regarding eligibility to invest in a Roth IRA, for limitations on permissible amounts of Purchase Payments that may be made to a Roth IRA, and as to the tax consequences of Distributions from Roth IRAs.

The Code permits the rollover of most Distributions from Individual Retirement Accounts or IRAs to Roth IRAs. The rollovers are subject to federal income tax as Distributions from the Individual Retirement Account or IRA. For rollovers that take place in 1998, the income from rollover is included in income ratably over the four year period commencing in 1998. For rollovers in subsequent years, the entire amount of income from the rollover will be required to be included in income in the year of the rollover Distribution from the Individual Retirement Account or IRA.

A Distribution from a Roth IRA that received the proceeds of a rollover from an Individual Retirement Account or IRA within the previous five years could be subject to a 10% penalty even if the Distribution is not taxable. In addition, if the rollover from the Individual Retirement Account or IRA was made in 1998 and the income from that rollover was included in income ratably over a four year period, a Distribution from the Roth IRA within four years of the rollover may be subject to an additional 10% penalty.

WITHHOLDING

The Company is required to withhold tax from certain Distributions to the extent that such Distribution would constitute income to the Contract Owner or other payee. The Contract Owner or other payee is entitled to elect not to have federal income tax withheld from certain types of Distributions, but may be subject to penalties in the event insufficient federal income tax is withheld during a calendar year. However, if the IRS notifies the Company that the Contract Owner or other payee has furnished an incorrect taxpayer identification number, or if the Contract Owner or other payee fails to provide a taxpayer identification number, the Distributions may be subject to back-up withholding at the statutory rate which is presently 31% and which cannot be waived by the Contract Owner or other payee.

NON-RESIDENT ALIENS

Distributions to nonresident aliens (NRAs) are generally subject to federal income tax and tax withholding at a statutory rate of thirty percent (30%) of the amount of income that is distributed. The Company may be required to withhold such amount from the Distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances, zero tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. For Distributions the NRA must obtain an Individual Taxpayer Identification Number from the IRS, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and a proper Individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes. Any such Distributions will be subject to the rules set forth in the section entitled "Withholding."

FEDERAL ESTATE, GIFT, AND GENERATION SKIPPING TRANSFER TAXES

A transfer of the Contract from one Contract Owner to another, or the payment of a Distribution under the Contract to someone other than a Contract Owner, may constitute a gift for federal gift tax purposes. Upon the death of the Contract Owner, the value of the Contract may be included in his or her gross estate for federal estate tax purposes, even if all or a portion of the value is also subject to federal income taxes.

The Company may be required to determine whether the Death Benefit or any other payment or Distribution constitutes a "direct skip" as defined in Section 2612 of the Code, and the amount of the generation skipping transfer tax, if any, resulting from such direct skip. A direct skip may occur when property is transferred to, or a Death Benefit or other Distribution is made to:

         (a) an individual who is two or more generations younger than the Contract Owner; or

         (b) certain trusts, as described in Section 2613 of the Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the Contract Owner).

If the Contract Owner is not an individual, then for this purpose only, "Contract Owner" refers to any person who would be required to include the Contract, Death Benefit, Distribution, or other payment in his or her federal gross estate at his or her death, or who is required to report the transfer of the Contract, Death Benefit, Distribution, or other payment for federal gift tax purposes.

If the Company determines that a generation-skipping transfer tax is required to be paid by reason of a direct skip, the Company is required by Section 2603 of the Code to reduce the amount of such Death Benefit, Distribution, or other payment by such tax liability, and pay the tax liability directly to the IRS.

Federal estate, gift and generation-skipping transfer tax consequences, and state and local estate, inheritance, succession, generation skipping transfer, and other tax consequences of owning or transferring a Contract, and of receiving a Distribution, Death Benefit, or other payment, depend on the circumstances of the person owning or transferring the Contract, or person receiving a Distribution, Death Benefit, or other payment.

CHARGE FOR TAX

The Company is no longer required to maintain a capital gain reserve liability on Non-Qualified Contracts since capital gains attributable to assets held in Sub-Accounts for such Contracts are not taxable to the Company. However, the Company reserves the right to implement and adjust the tax charge in the future if the tax laws change.

DIVERSIFICATION

The IRS has promulgated regulations under Section 817(h) of the Code relating to diversification standards for the investments underlying a variable annuity contract. The regulations provide that a variable annuity contract which does not satisfy the diversification standards will not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the Contract Owner or the Company pays an amount to the IRS. The amount will be based on the tax that would have been paid by the Contract Owner if the income, for the period the contract was not diversified, had been received by the Contract Owner. If the failure to diversify is not corrected in this manner, the Contract Owner will be deemed the owner of the underlying securities and will be taxed on the earnings of his or her account. The Company believes, under its interpretation of the Code and regulations thereunder, that the investments underlying this Contract meet these diversification standards.

Representatives of the IRS have suggested, from time to time, that the number of Underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Contract would no longer qualify as an annuity under Section 72 of the Code, the Company will take whatever steps are available to remain in compliance.

TAX CHANGES

The Code has been subjected to numerous amendments and changes and it is reasonable to believe that it will continue to be revised. The United States Congress has considered numerous legislative proposals that, if enacted, could change the tax treatment of the Contracts. It is reasonable to believe that such proposals, may be enacted into law. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be in variance with its current positions on these matters. In addition, state law (which is not discussed herein) may affect the tax consequences of the Contract.

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice. Statutes, regulations, and rulings are subject to interpretation by the courts. The courts may determine that a different interpretation than the currently favored interpretation is appropriate, thereby changing the operation of the rules that are applicable to annuity contracts.

Any of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Contract may be changed retroactively. There is no way of predicting whether, when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO ANNUITY CONTRACTS. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                               GENERAL INFORMATION

CONTRACT OWNER INQUIRIES

Contract Owner inquiries may be directed to the Company by writing P.O. Box 182437, Columbus, Ohio 43218-2437, or calling 1-800-325-6434, TDD
1-800-238-3035.

STATEMENTS AND REPORTS

The Company will mail to Contract Owners, at their last known address, any statements and reports required by law. Contract Owners should promptly notify the Company of any address change. Statements are mailed detailing the Contracts quarterly activity. The Company will also send a confirmation statement to Contract Owners each time a transaction is made affecting the Contract Value. However, instead of receiving an immediate confirmation of transactions made pursuant to some types of recurring payment plans (such as a dollar cost averaging program or salary reduction arrangement), the Contract Owner may receive confirmation of such transactions in their quarterly statements. The Contract Owner should review the information in these statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Contract Owner notifies the Home Office within 30 days after receipt of the statement. The Company will also send to Contract Owners a semi-annual report as of June 30 and an annual report as of December 31, containing financial statements for the Variable Account.

ADVERTISING

A "yield" and "effective yield" may be advertised for the NSAT-Money Market Fund. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the NSAT-Money Market Fund's units. Yield is an annualized figure, which means that it is assumed that the NSAT-Money Market Fund generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect.

The Company may also from time to time advertise the performance of a Sub-Account relative to the performance of other variable annuity sub-accounts or underlying mutual fund options with similar or different objectives, or the investment industry as a whole. Other investments to which the Sub-Accounts may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CDs; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

The Sub-Accounts may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 1/2 Year CD Rates; and Dow Jones Industrial Average.

Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the Underlying Mutual Fund options against all underlying mutual funds over specified periods and against underlying mutual funds in specified categories. The rankings may or may not include the effects of sales charges or other fees.

The Company is ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

The Company may, from time to time, advertise several types of historical performance of the Sub-Accounts. The Company may advertise for the Sub-Account's standardized "average annual total return," calculated in a manner prescribed by the SEC, and nonstandardized "total return." "Average annual total return" illustrates the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year periods, or for a period covering the time the Underlying Mutual Fund has been available in the Variable Account if the Underlying Mutual Fund option has not been available for the prescribed periods. THIS CALCULATION REFLECTS THE DEDUCTION OF ALL APPLICABLE CHARGES MADE TO THE CONTRACTS EXCEPT FOR PREMIUM TAXES, WHICH MAY BE IMPOSED BY CERTAIN STATES.

Nonstandardized "total return," calculated similar to standardized "average annual total return," illustrates the percentage rate of return of a hypothetical initial investment of $25,000 for the most recent one, five and ten year periods, or for a period covering the time the Underlying Mutual Fund option has been in existence. For those Underlying Mutual Fund options which have not been held as Sub-Accounts for one of the prescribed periods, the nonstandardized total return illustrations will show the investment performance such Underlying Mutual Fund options would have achieved (reduced by the same charges except the CDSC) had such Underlying Mutual Fund options been available in the Variable Account for the periods quoted. THE CDSC IS NOT REFLECTED BECAUSE THE CONTRACTS ARE DESIGNED FOR LONG TERM INVESTMENT. THE CDSC, IF REFLECTED, WOULD DECREASE THE LEVEL OF PERFORMANCE SHOWN. AN INITIAL INVESTMENT OF $25,000 IS ASSUMED BECAUSE THAT AMOUNT MORE CLOSELY APPROXIMATES THE SIZE OF A TYPICAL CONTRACT THAN DOES THE $1,000 ASSUMPTION USED IN CALCULATING THE STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS.

The quotations and other comparative material advertised by the Company are based upon historical earnings and are not intended to represent or guarantee future results. Contract Value at redemption may be more or less than the original cost.

                           YEAR 2000 COMPLIANCE ISSUES

The Company has developed a plan to address issues related to the Year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of others since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company charges all costs associated with these system changes as the costs are incurred.

Operating expenses in 1997 include approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. The Company anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.

                                LEGAL PROCEEDINGS

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

The General Distributor, Nationwide Advisory Services, Inc. is not engaged in any litigation of any material nature.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In February 1997, Nationwide Life Insurance Company was named as a defendant in a lawsuit filed in New York Supreme Court related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit has not been certified as a class action. In April 1997, a motion to dismiss the Snyder complaint in its entirety was filed by the defendants, and the plaintiff has opposed such motion.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance contract and the other who was the owner of a variable annuity contract, commenced an action against Nationwide Life Insurance Company and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this action, plaintiffs seek to represent a class of variable life insurance contract owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that some portion of their premiums were invested in a publicly traded mutual fund when, in fact, the premium monies were invested in a mutual fund whose shares may only be purchased by insurance companies. The complaint seeks unspecified compensatory, treble and punitive damages. In January 1998, both Nationwide Life Insurance Company and American Century filed motions to dismiss the entire complaint. Plaintiffs' counsel have opposed these motions and the federal court in Texas heard arguments on the motions to dismiss in April 1998. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life Insurance Company intends to defend this case vigorously.

There can be no assurance that any litigation relating to pricing and sales practices will not have a material adverse effect on the Company in the future.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
                                                                            PAGE
General Information and History...............................................1
Services......................................................................1
Purchase of Securities Being Offered..........................................1
Underwriters..................................................................2
Calculations of Performance...................................................2
Annuity Payments..............................................................3
Financial Statements..........................................................4

                                   APPENDIX A

                                  FIXED ACCOUNT

the general account of the Company, which support insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the "1933 Act" nor is the general account registered as an investment company under the "1940 Act." Accordingly, neither the general account nor any interest therein are subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the Fixed Account. Disclosures regarding the Fixed Account and the general account may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

                            FIXED ACCOUNT ALLOCATIONS

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company, other than those in the Variable Account and any other segregated asset account. Purchase Payments will be allocated to the Fixed Account by election of the Contract Owner.

The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such assets will be allocated by the Company between itself and the Contracts participating in the Fixed Account.

Investment income from the Fixed Account includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The amount of such investment income allocated to the contracts will vary from at the sole discretion of the Company at such rate(s) as the Company prospectively declares. The guaranteed rate for any Purchase Payment will remain in effect for a period not less than twelve months. However, the Company guarantees that it will credit interest at not less than 3.0% per year. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3.0% PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF THE COMPANY. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3.0% FOR ANY GIVEN YEAR. New Purchase Payments deposited to the Contract which are allocated to the Fixed Account may receive a different rate of interest than money transferred from the Sub-Accounts to the Fixed Account and amounts maturing in the Fixed Account at the expiration of an Interest Rate Guarantee Period.

The Company guarantees that the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described above, less any applicable charges including CDSC.

TRANSFERS

For transfers from the Fixed Account to the Variable Account, refer to the "Transfers" provision of the prospectus.

                                   APPENDIX B

              OBJECTIVES FOR PARTICIPATING UNDERLYING MUTUAL FUNDS

THE UNDERLYING MUTUAL FUNDS LISTED BELOW ARE DESIGNED PRIMARILY AS INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES ISSUED BY INSURANCE COMPANIES. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., MEMBER OF THE AMERICAN CENTURYSM FAMILY OF INVESTMENTS.

American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end investment management company which offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

         -AMERICAN CENTURY VP INCOME & GROWTH

         Investment Objective: Dividend growth, current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in common stocks. The investment manager constructs the portfolio to match the risk characteristics of the S&P 500 Stock Index and then optimizes each portfolio to achieve the desired balance of risk and return potential. This includes targeting a dividend yield that exceeds that of the S&P 500. Such a management technique known as "portfolio optimization" may cause the Fund to be more heavily invested in some industries than in others. However, the Fund may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

         -AMERICAN CENTURY VP INTERNATIONAL

         Investment Objective: To seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. While securities of United States issuers may be included in the portfolio from time to time, it is the primary intent of the manager to diversify investments across a broad range of foreign issuers. Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stock and other equity equivalents), the Fund may also invest in other types of securities consistent with the Fund's objective. When the manager believes that the total capital growth potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities. There can be no assurance that the Fund will achieve its objectives.

         -AMERICAN CENTURY VP VALUE

         Investment Objective: The investment objective of the Fund is long-term capital growth; income is a secondary objective. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total asset in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations.

DREYFUS STOCK INDEX FUND, INC.

The Dreyfus Stock Index Fund, Inc. ("Fund") is an open-end, non-diversified, management investment company incorporated under Maryland law on January 24, 1989 and commenced operations on September 29, 1989. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

         Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Variable Investment Fund ("Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. Dreyfus serves as the Fund's manager. Fayez Sarofim & Company serves as the sub-adviser and provides day-to-day management of the Portfolio.

         -CAPITAL APPRECIATION PORTFOLIO

         Investment Objective: The Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company incorporated under Maryland law on July 20, 1992 and commenced operations on October 7, 1993. The Fund offers its share only as investment vehicles for variable annuity and variable life insurance products of insurance companies. Dreyfus serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

         Investment Objective: Capital growth through equity investment in companies that, in the opinion of the Fund's advisers, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

         -VIP EQUITY-INCOME PORTFOLIO: SERVICE CLASS

         Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

         -VIP GROWTH PORTFOLIO: SERVICE CLASS

         Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes sense for you if you can afford to ride out changes in the stock market because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

         -VIP HIGH INCOME PORTFOLIO: SERVICE CLASS

         Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

         o at least 65% in income-producing debt securities and preferred stocks, including convertible securities

         o up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

         Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Service, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

         -VIP OVERSEAS PORTFOLIO: SERVICE CLASS

         Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

The Fidelity Variable Insurance Products Fund II (VIP II) is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. VIP II's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP II and its portfolios.

         -VIP II CONTRAFUND PORTFOLIO: SERVICE CLASS

         Investment Objective: To seek capital appreciation by investing primarily in companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

The Fidelity Variable Insurance Products Fund III (VIP III) is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP III and it's portfolios.

         -VIP III GROWTH OPPORTUNITIES PORTFOLIO: SERVICE CLASS

         Investment Objective: Capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

Morgan Stanley Universal Funds, Inc. is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. Its Emerging Markets Debt Portfolio is managed by Morgan Stanley Asset Management, Inc.

         -EMERGING MARKETS DEBT PORTFOLIO

         Investment Objective: High total return by investing primarily in dollar and non-dollar denominated fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

NATIONWIDE SEPARATE ACCOUNT TRUST

Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Nationwide Advisory Services, Inc. ("NAS"), a wholly-owned subsidiary of Nationwide Life Insurance Company.

         -CAPITAL APPRECIATION FUND

         Investment Objective: Long-term growth by primarily investing in a diversified portfolio of the common stock of companies which NAS determines have a better-than-average potential for sustained capital growth over the long term.

         -GOVERNMENT BOND FUND

         Investment Objective: As high a level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

         -MONEY MARKET FUND

         Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

         -TOTAL RETURN FUND

         Investment Objective: Capital growth by investing in common stocks of companies that NAS believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation. To maximize this potential, NAS may also utilize from time to time, securities convertible into common stock, warrants and options to purchase such stocks.

                           SUBADVISED NATIONWIDE FUNDS

         -NATIONWIDE BALANCED FUND

         Subadviser: Salomon Brothers Asset Management, Inc.

         Investment Objective: Primarily seeks above-average income compared to a portfolio entirely invested in equity securities. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund seeks its objective primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short term obligations. Under normal market conditions, it is anticipated that the Fund will invest at least 40% of the Fund's total assets in equity securities and at least 25% in fixed-income senior securities. The Fund's subadviser, Salomon Brothers Asset Management, Inc., will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities, but the Fund may invest up to 20% of its net assets in non-convertible fixed-income securities rated below investment grade or determined by the subadviser to be of comparable quality. These securities are commonly known as junk bonds. In addition, the Fund may invest an unlimited amount in convertible securities rated below investment grade.

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
         -NATIONWIDE EQUITY INCOME FUND

         Subadviser: Federated Investment Counseling

         Investment Objective: Seeks above average income and capital appreciation by investing at least 65% of its assets in income-producing equity securities. Such equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in each type of equity security will vary according to the Fund's subadviser's assessment of market, economic conditions and outlook.

         -NATIONWIDE GLOBAL EQUITY FUND

         Subadviser: J. P. Morgan Investment Management Inc.

         Investment Objective: To provide high total return from a globally diversified portfolio of equity securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks its investment objective through country allocation, stock selection and management of currency exposure. Under normal market conditions, J.P. Morgan Investment Management Inc., intends to keep the Fund essentially fully invested with at least 65% of the value of its total assets in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations. The Fund's primary equity instruments are the common stock of companies based in the developed countries around the world. The assets of the Fund will ordinarily be invested in the securities of at least five different countries.

         -NATIONWIDE HIGH INCOME BOND FUND

         Subadviser: Federated Investment Counseling

         Investment Objective: Seeks to provide high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. To meet its objective, the Fund intends to invest at least 65% of its assets in lower-rated fixed income securities such as preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates which are rated BBB or lower by Standard & Poor's or Fitch Investors Service or Baa or lower by Moody's (or if not rated, are determined by the Fund's subadviser to be of a comparable quality). Such investments are commonly referred to as "junk bonds." For a further discussion of lower-rated securities, please see the "High Yield Securities" section of the Fund's prospectus.

         -NATIONWIDE MULTI SECTOR BOND FUND

         Subadviser: Salomon Brothers Asset Management, Inc. with Salomon Brothers Asset Management Limited

         Investment Objective: Primarily seeks a high level of current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the subadviser, Salomon Brothers Asset Management, Inc. broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the subadviser believes will best contribute to achievement of the Fund's investment objectives. The Fund reserves the right to invest predominantly in securities rated in medium or lower categories, or as determined by the subadviser to be of comparable quality, commonly referred to as "junk bonds." Although the subadviser has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the subadviser does not anticipate investing in excess of 75% of the Fund's assets in such securities. The Subadviser has entered into a subadvisory agreement with its London based affiliate, Salomon Brothers Asset Management Limited, pursuant to which the subadviser has delegated to Salomon Brothers Asset Management Limited responsibility for management of the Fund's investments in non-dollar denominated debt securities and currency transactions.

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         -NATIONWIDE SELECT ADVISERS MID CAP FUND

         Subadvisers: First Pacific Advisors, Inc., Pilgrim Baxter & Associates, Ltd., and Rice, Hall, James & Associates

         Investment Objective: Capital appreciation by investing primarily in equity securities of medium-sized companies (market capitalization between $500 million and $7 billion). Under normal market conditions, the Fund will invest in equity securities consisting of common stock, preferred stock and securities convertible into common stocks, including convertible preferred stock and convertible bonds. NAS has chosen the Fund's subadvisers because they utilize a number of different investment styles. In utilizing these different styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

         -NATIONWIDE SMALL CAP VALUE FUND

         Subadviser: The Dreyfus Corporation

         Investment Objective: Capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities of companies with market capitalizations at the time of purchase of between $200 million and $2.5 billion. The Fund will invest in equity securities of domestic and foreign issuers characterized as "value" companies according to criteria established by The Dreyfus Corporation, the Fund's subadviser.

         -NATIONWIDE SMALL COMPANY FUND

         Subadvisers: The Dreyfus Corporation, Neuberger & Berman, L.P., Pictet International Management Limited with Van Eck Associates Corporation, Strong Capital Management, Inc. and Warburg Pincus Asset Management, Inc.

         Investment Objective: Long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The subadvisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing different investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

         -NATIONWIDE STRATEGIC GROWTH FUND

         Subadviser: Strong Capital Management Inc.

         Investment Objective: Capital growth by investing primarily in equity securities that the Fund's subadviser believes have above-average growth prospects. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.

         -NATIONWIDE STRATEGIC VALUE FUND

         Subadviser: Strong Capital Management Inc./Schafer Capital Management Inc.

         Investment Objective: Primarily long-term capital appreciation; current income is a secondary objective. The Fund seeks to meet its objectives by investing in securities which are believed to offer the possibility of increase in value, primarily common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase in relation to investment value. Other than considered appropriate for cash reserves, the Fund will generally maintain a fully invested position in common stocks of publicly held companies, primarily in stocks of companies listed on a national securities exchange or other equity securities (common stock or securities convertible into common stock). Investments may also be made in debt securities which are convertible into common stocks and in warrants or other rights to purchase common stock, which in such case are considered equity securities

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
         by the Fund. Strong Capital Management, Inc. has subcontracted with Schafer Capital Management, Inc. to subadvise the Fund.

NEUBERGER &  BERMAN ADVISERS MANAGEMENT TRUST

Neuberger & Berman Advisers Management Trust ("N&B AMT") is an open-end, diversified management investment company consisting of several series. Shares of the series of N&B AMT are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context.

The Guardian, Partners and Mid-Cap Growth Portfolios of N&B AMT invest all of their investable assets in a corresponding series of Advisers Managers Trust managed by Neuberger & Berman Management Incorporated ("N&B Management"). Each series then invests in securities in accordance with an investment objective, policies and limitations identical to those of the Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. (For more information regarding "master/feeder fund" structure, see "Special Information Regarding Organization, Capitalization, and Other Matters" in the underlying mutual fund prospectus.) The investment advisor is N&B Management.

         -AMT GUARDIAN PORTFOLIO

         Investment Objective: Capital appreciation and secondarily, current income. The Portfolio and its corresponding series seek to achieve these objectives by investing in common stocks of long-established, high-quality companies. N&B Management uses a value-oriented investment approach in selecting securities, looking for low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

         -AMT MID-CAP GROWTH PORTFOLIO

         Investment Objective: Capital appreciation by investing in equity securities of medium-sized companies that N&B Management believes have the potential for long-term, above-average capital appreciation. Medium-sized companies have market capitalizations form $300 million to $10 billion at the time of investment. The Portfolio and its corresponding series may invest up to 10% of its net assets, measured at the time of investment, in corporate debt securities that are below investment grade or, if unrated, deemed by N&B Management to be of comparable quality. Securities that are below investment grade, as well as unrated securities, are often considered to be speculative and usually entail greater risk. As a part of the Portfolio's investment strategy, the Portfolio may invest up to 20% of its net assets in securities of issuers organized and doing business principally outside the United States. This limitation does not apply with respect to foreign securities that are denominated in U.S. dollars.

         -AMT PARTNERS PORTFOLIO

         Investment Objective: Capital growth by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all parts of the market cycle.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

The Oppenheimer Variable Account Funds are an open-end, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity contracts. OppenheimerFunds, Inc. is the investment adviser.

         -OPPENHEIMER AGGRESSIVE GROWTH FUND (FORMERLY "OPPENHEIMER CAPITAL APPRECIATION FUND")

         Investment Objective: Capital appreciation by investing in "growth type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets. The Fund may also invest in cyclical industries in "special situations" that OppenheimerFunds, Inc. believes present opportunities for capital growth.

         -OPPENHEIMER GROWTH FUND

         Investment Objective: Capital appreciation by investing in securities of well-known established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (companies which have an operating history of at least five years including predecessors). Current income is a secondary consideration in the selection of the Fund's portfolio securities.

         -OPPENHEIMER GROWTH & INCOME FUND

         Investment Objective: High total return, which stocks, preferred stocks, convertible securities and warrants. Debt investments will include bonds, participation includes growth in the value of its shares as well as current income from quality and debt securities. In seeking its investment objectives, the Fund may invest in equity and debt securities. Equity investments will include common interests, asset-backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. debt obligations, and cash and cash equivalents. From time to time, the Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. Shares of Van Eck Trust are offered only to separate accounts of insurance companies to fund the benefits of variable life insurance policies and variable annuity contracts. The investment advisor and manager is Van Eck Associates Corporation.

         -WORLDWIDE EMERGING MARKETS FUND

         Investment Objective: Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund emphasizes investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

         -WORLDWIDE HARD ASSETS FUND

         Investment Objective: Long-term capital appreciation by investing primarily in "Hard Asset Securities." For the Fund's purpose, "Hard Assets" are real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

Van Kampen American Capital Life Investment Trust is an open-end diversified management investment company organized as a Delaware business trust. Shares are offered in separate portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. serves as the Fund's investment adviser.

         -MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

         Investment Objective: Long-term capital growth by investing principally in a diversified portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities.

                                       53
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WARBURG PINCUS TRUST

The Warburg Pincus Trust is an open-end management investment company organized in March 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. Portfolios are managed by Warburg Pincus Asset Management, Inc. ("Warburg").

         -GROWTH & INCOME PORTFOLIO

         Investment Objective: Long-term growth of capital and income by investing primarily in dividend-paying equity securities. Under normal market conditions, the Portfolio will invest substantially all of its asset in equity securities that Warburg considers to be relatively undervalued based upon research and analysis, taking into account factors such as price/book ratio, price/cash flow ratio, earnings growth, debt/capital ratio and multiples of earnings of comparable securities. Although the Portfolio may hold securities of any size, it currently expects to focus on companies with market capitalizations of $1 billion or greater at the time of initial purchase.

         -INTERNATIONAL EQUITY PORTFOLIO

         Investment Objective: Long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

         -POST-VENTURE CAPITAL PORTFOLIO

         Investment Objective: Long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is one that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service; or (b) as part of a restructuring or recapitalization of the company. The Portfolio may invest up to 10% of its assets in venture capital and other investment funds.

                                       54